ANNUAL REPORT   DECEMBER 31, 2000

Prudential
National Municipals Fund, Inc.

Fund Type Tax-exempt bond

Objective High level of current income exempt from federal income taxes

(GRAPHIC)

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

(LOGO)

Build on the Rock

Investment Goals and Style

The Prudential National Municipals Fund's investment objective is to seek a high level of current income exempt from federal income taxes.
This means that the Fund invests in long-term municipal bonds. These bonds are varied among the states, maturities, and types of activity they support. There can be no assurance that the Fund will achieve its investment objective.

Portfolio Composition
    Expressed as a percentage of
total investments as of 12/31/00
        26.1%   General Obligation Bonds
        15.6    Utility
        13.5    Healthcare
        13.3    Industrial Development
        11.1    Transportation
         9.5    Other Revenue
         7.4    Prerefunded
         3.1    Miscellaneous
         0.4    Cash Equivalents

Credit Quality
    Expressed as a percentage of
total investments as of 12/31/00
       43.7%   AAA Insured
        8.7    AAA
       14.3    AA
        8.2    A
       19.3    BBB
        2.2    BB
        3.6    Not Rated* (Prudential ratings used):
               1.9    AAA
               1.6    BBB
               0.1    BB

* Unrated bonds are believed to be of comparable quality to the Fund's permissible investments.


Ten Largest Issuers
    Expressed as a percentage of
net assets as of 12/31/00
    3.3%   TX Harris Cnty. Toll Rd. Rev.
    2.4    IL Metro Pier & Expo. Authority
    2.1    AR Salt River Project
    1.9    OH State Water Dev. Authority
    1.6    ND Mercer Cnty., Pollution Cntrl.
           Rev.
    1.6    WA King Cnty. Washington
    1.6    NY City Muni. Water Fin. Authority
    1.6    WA Washington State
    1.6    TX San Benito Consolidated
           Sch. District
    1.6    NY City Transitional

Holdings are subject to change.

www.prudential.com           (800) 225-1852

Performance at a Glance

Cumulative Total Returns1                  As of 12/31/00
              One         Five              Ten              Since
              Year        Years            Years           Inception2
Class A      11.45%   27.54% (27.46)   93.96% (93.71)    107.32% (107.05)
Class B      11.23    25.40  (25.32)   87.03  (86.79)    396.13  (395.50)
Class C      10.96    23.85  (23.77)        N/A           40.16   (39.98)
Class Z      11.73         N/A              N/A               7.02
Lipper
 General
 Muni Debt
 Fund Avg.3  10.83         25.58            90.94              ***


Average Annual Total Returns1                         As of 12/31/00
              One         Five              Ten              Since
              Year        Years            Years           Inception2
Class A       8.11%    4.35% (4.33)     6.52% (6.51)       6.59% (6.58)
Class B       6.23     4.46  (4.45)     6.46  (6.45)       8.05  (8.04)
Class C       8.85     4.16  (4.15)         N/A            5.24  (5.22)
Class Z      11.73         N/A              N/A            3.57

Distributions and Yields                                   As of 12/31/00
                                            Taxable Equivalent 30-Day Yield4
          Total Distributions     30-Day            at Tax Rates of
          Paid for Six Months    SEC Yield        36%              39.6%
Class A        $0.76               4.46%        6.97%              7.38%
Class B        $0.73               4.36         6.81               7.22
Class C        $0.69               4.07         6.36               6.74
Class Z        $0.80               4.85         7.58               8.03


Past performance is not indicative of future results. Principal and investment return will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management
LLC and Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 3% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months.
Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. Without waiver of management fees and/or expense subsidization, the Fund's cumulative and average annual total returns would have been lower, as indicated in parentheses ( ).

2 Inception dates: Class A, 1/22/90; Class B,
4/25/80; Class C, 8/1/94; and Class Z, 1/22/99.

3 Lipper average returns are for all funds in each share class for the one-, five-, and ten-year periods in the General Municipal Debt Fund category. The Lipper average is unmanaged. Funds in the General Municipal Debt category invest at least
65% of their assets in municipal debt issues in the top four credit ratings.

4 Some investors may be subject to the federal alternative minimum tax (AMT) and/or state and local taxes. Taxable equivalent yields reflect federal taxes only.

***Lipper Since Inception returns are 105.09% for
Class A, 439.06% for Class B, 42.64% for Class C, and 4.66% for Class Z, based on all funds in each share class.

(LOGO)                        February 15, 2001


Dear Shareholder,
After a discouraging year in 1999, the municipal bond market bounced back with solid returns in 2000. For the 12 months ended December 31, 2000, the Prudential National Municipals Fund's Class A shares returned 11.45%, which is 8.11% to those subject to the initial Class A share sales charge.
In comparison, the Lipper General Municipal Debt
Fund Average finished the period with a 10.83% return.

The first half of the year saw robust economic growth and a Federal Reserve Board (the Fed) in inflation-fighting mode as it raised short-term interest rates three times. Despite the surge in short-term rates, municipal bonds did well in the first quarter, partly due to a drop in long-term rates that was accelerated by the U.S. Treasury's buyback program. Over the second and third quarters, municipal rates drifted without a clear trend, as investors attempted to assess what the Fed would do next.

Although the Fed left short-term interest rates unchanged for the balance of the year, yields fell
(and prices rose) sharply for most debt securities in the fourth quarter, as it became clear that the economy was rapidly slowing. Municipal bonds benefited not only from the positive interest-rate environment but also from investors' concern about the equity markets. Also, the supply of municipal securities declined for the year as a whole, primarily because of lower refunding activity.
Lower supply and healthy demand helped raise the prices of munis.

For a more in-depth look at the factors affecting the municipal market and your Fund, please refer to the discussion that follows.

Sincerely,

David R. Odenath, Jr., President
Prudential National Municipals Fund, Inc.

Prudential National Municipals Fund, Inc.
Annual Report    December 31, 2000

Investment Adviser's Report

ECONOMY WEAKENS, MUNIS SOAR
As the first six months of 2000 came to a close, investors faced many uncertainties. The Fed had raised short-term interest rates three times in the first six months of the year for a total of six rate hikes since June 1999. Despite aggressively tighter monetary policy and unprecedented volatility in the equity markets in the spring, the economy appeared to move along at a rapid pace for most of the summer. As the time drew near for the Fed's Open Market Committee meeting in August, one more increase in rates seemed a distinct possibility. The Fed left rates unchanged, however.
The municipal market reflected this uncertainty as yields rose and fell with no real direction during the third quarter.

October witnessed a change in sentiment. Companies across a broad range of sectors warned that fourth-quarter earnings would be substantially below previous estimates. As the fourth quarter progressed, data on industrial production, retail sales, employment, and consumer confidence suggested rapidly slowing economic growth. As a result, yields across the fixed-income maturity spectrum dropped substantially. Bond prices, which move inversely to yields, enjoyed a strong rally and finished the year near their highs. Plunging equity markets added to investors' interest in the relative safety of municipal bonds.
As the economic data deteriorated, there was hope that the Fed would reduce interest rates at its December 19 meeting, but this did not happen.
Nevertheless, investors were somewhat encouraged that the Fed moved to an easing bias from its previous bias toward raising rates.


ENHANCING RETURNS
We attempted to enhance the Fund's returns in several ways. As it became clear that a definite slowing trend in the economy was unfolding, we sold some 10-year bonds and replaced them with 20- and 30-year securities. This adjustment increased the Fund's duration. (Duration is a measure of a portfolio's sensitivity to changes in interest rates.) Our plan was to lengthen

Prudential National Municipals Fund, Inc.
Annual Report    December 31, 2000


duration, and thereby enable the Fund to participate more fully in an environment of falling yields and rising prices.
The rally materialized as anticipated, and our decision to increase duration worked very well.

Another reason why we chose to keep duration relatively long had to do with the "January effect." The period between December 1 and the middle of January is usually marked by reduced supply, as issuers wait until the new year to bring securities to market. In addition, demand is normally healthy at that time of year because investors are flush with cash from coupon payments and maturing bonds. Robust demand and limited supply usually mean higher bond prices, an environment that rewards a longer duration.

In addition, we tried to maintain the Fund's
"coupon barbell" structure with respect to callable securities. If a 30-year bond is callable in 10 years, it means that the issuer can choose to redeem it after 10 years have elapsed. Without getting overly technical, it is beneficial to hold callable securities above and below par, but not right at par--hence, the comparison with a barbell.
Par is the current market yield for a particular type of security.

A third strategy was to increase the Fund's holdings of A-rated hospital bonds. Credit-quality spreads were relatively wide in the second half of the year, and we thought that these securities provided ample compensation for the credit risk involved.

LOOKING AHEAD
On January 3, 2001, the Fed surprised investors by lowering its federal funds target rate (the rate
U.S. banks charge each other for overnight loans) by 0.50%. In a related action, the discount rate
(the rate the Fed charges member banks for loans) was lowered by 0.25%. The next day, the discount rate was cut a further 0.25%. These moves were unusual because they came between meetings of the Fed's Open Market Committee, which met again on January 31, 2001. At that time, both the Fed funds rate and the discount rate were lowered an additional 0.50%. Many investors expect more cuts later in the year.

www.prudential.com                     (800) 225-1852

The municipal market has already factored in a slowing economy to a large extent, so bargains are not as easy to come by as one might think. However, with the stock market struggling and concerns about the safety of corporate paper increasing, we expect overall demand for municipal bonds to be strong during the coming months.

Since the Fed is in an interest-rate easing mode, we will look at the possibility of acquiring more single-family housing bonds. This sector usually is sold down to attractive levels when rates are declining, because holders of these securities fear that prepayments of mortgages will result in the bonds being called away from them. In addition, we think A-rated hospital bonds still look attractive, as do lower investment-grade utility bonds.

Furthermore, as we approach the end of January, supply should begin to build again as issuance heats up once more. When this happens, we expect more opportunities to enhance the returns of the portfolio, because there should be many more bonds trading in the marketplace.


Prudential National Municipals Fund Management Team

Prudential National Municipals Fund, Inc.
Annual Report    December 31, 2000

Financial
    Statements

       Prudential National Municipals Fund, Inc.
             Portfolio of Investments as of December 31, 2000

                                     Moody's                              Principal
                                     Rating        Interest    Maturity   Amount          Value
Description (a)                      (Unaudited)   Rate        Date       (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  101.1%
----------------------------------------------------------------------------------------
Alabama  2.1%
Jefferson Cnty. Sewer Rev.,
 Cap. Impvt. Wts Ser. A              Aaa           5.00%       2/01/33    $   11,150      $  10,702,439
 Cap. Impvt. Wts Ser. A              Aaa           5.75        2/01/38         3,000          3,149,760
                                                                                          -------------
                                                                                             13,852,199
----------------------------------------------------------------------------------------
Alaska  0.1%
Alaska Ind. Dev. & Expt. Auth.
 Rev., Revolving Fd.                 A2            5.40        4/01/01           775            776,922
----------------------------------------------------------------------------------------
Arizona  4.4%
Arizona Agril. Impvt. & Pwr.
 Dist. Elect. Sys. Rev., Salt
 River Proj.                         Aa2           5.00        1/01/25        14,530         14,134,057
Arizona Hlth. Facs. Auth.,
 Hosp. Sys. Rev. John C Lincoln
 Health Network                      BBB(d)        6.875       12/01/20        4,100          4,062,444
Arizona St. Mun. Fin. Proj.,
 Cert. of Part., Ser. 25,
 B.I.G.                              Aaa           7.875       8/01/14         2,250          2,935,463
Pima Cnty. Ind. Dev. Auth.
 Rev., F.S.A.                        Aaa           7.25        7/15/10         1,790          1,883,689
Pima Cnty. Uni. Sch. Dist.,
 Gen. Oblig., F.G.I.C.               Aaa           7.50        7/01/10         3,000(f)       3,712,140
Tucson Cnty. Gen. Oblig.,
 Ser. A                              Aa2           7.375       7/01/11         1,000          1,242,380
 Ser. A                              Aa2           7.375       7/01/12         1,100          1,375,968
                                                                                          -------------
                                                                                             29,346,141
----------------------------------------------------------------------------------------
California  3.8%
Anaheim Pub. Fin. Auth. Lease
 Rev., F.S.A.
 PA 641A, R.I.T.E.S.                 NR            9.487(c)    9/01/16         2,210(g)       3,345,785
 PA 641B, R.I.T.E.S.                 NR            9.487(c)    9/01/24         1,815(g)       2,673,677
Encinitas Union Sch. Dist.,
 Gen. Oblig., M.B.I.A                Aaa           Zero        8/01/21         3,810          1,289,952

    See Notes to Financial Statements                                      7

       Prudential National Municipals Fund, Inc.
             Portfolio of Investments as of December 31, 2000 Cont'd.

                                     Moody's                              Principal
                                     Rating        Interest    Maturity   Amount          Value
Description (a)                      (Unaudited)   Rate        Date       (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
Foothill / Eastern Corridor
 Agcy., Toll Rd. Rev., Ser. A        Aaa           Zero        1/01/23    $    5,000      $   1,578,050
Long Beach Aquarium of the
 Pacific Rev., Ser. A,
 A.M.T., M.B.I.A.                    Aaa           6.125%      7/01/23         7,920          8,425,375
Los Angeles Uni. Sch. Distr.,
 Ser. A, F.G.I.C.                    Aaa           6.00        7/01/15         1,000          1,169,040
Pittsburg Redev. Agy., Tax
 Alloc.,
 Los Medanos Comm.
 Dev. Proj.                          Aaa           Zero        8/01/25         2,000            533,120
 Los Medanos Comm.
 Dev. Proj.                          Aaa           Zero        8/01/30         5,000          1,012,750
Santa Margarita Dana Point
 Auth. Rev., M.B.I.A.,
 Ser. 644C, R.I.T.E.S.               NR            13.251(c)   8/01/09           665(g)       1,103,062
 Ser. 644D, R.I.T.E.S.               NR            13.251(c)   8/01/10           810(g)       1,392,082
 Ser. 644G, R.I.T.E.S.               NR            13.251(c)   8/01/14           660(g)       1,238,259
West Contra Costa Sch. Dist.,
 Cert. of Part., Ref.                Baa3          7.125       1/01/24         1,600          1,697,168
                                                                                          -------------
                                                                                             25,458,320
----------------------------------------------------------------------------------------
Colorado  7.5%
Arapahoe Cnty. Cap. Impvt.
 Trust Fund, Hwy. Rev.,
 Ser. E-470                          Aaa           7.00        8/31/26         3,000(b)       3,429,480
Arapahoe Wtr. & Santn. Dist.,
 Ref., Ser. A, M.B.I.A.              Aaa           6.15        12/01/19        7,500          7,816,500
Boulder Cnty., Sales & Use Tax
 Rev., Ser. A, F.G.I.C.              Aaa(d)        6.00        12/15/17        3,970          4,336,471
Colorado Hsg. Fin.
 Auth., A.M.T.,
 Singl. Fam. Proj.                   Aa2           8.00        6/01/25         1,845          1,963,633
 Singl. Fam. Proj., Ser. A-2         Aa2           7.25        5/01/27         1,570          1,741,287
 Singl. Fam. Proj., Ser. B-1         Aa2           7.90        12/01/25        1,140          1,183,548
 Singl. Fam. Proj., Ser. C-1,
 M.B.I.A.                            Aaa           7.65        12/01/25        2,515          2,661,373

    8                                      See Notes to Financial Statements

       Prudential National Municipals Fund, Inc.
             Portfolio of Investments as of December 31, 2000 Cont'd.

                                     Moody's                              Principal
                                     Rating        Interest    Maturity   Amount          Value
Description (a)                      (Unaudited)   Rate        Date       (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
 Singl. Fam. Proj., Ser. C-2         Aa2           6.875%      11/01/28   $    3,275      $   3,528,911
 Singl. Fam. Proj., Ser. C-2         Aa2           7.05        4/01/31         4,000          4,660,120
Colorado Springs Arpt. Rev.,
 Ser. A., A.M.T.                     BBB+(d)       7.00        1/01/22         7,960(f)       8,346,697
Colorado Springs Hosp. Rev.          A3            6.375       12/15/30        2,500          2,526,425
Denver City/Cnty. Airport Rev.,
 Ser. A, M.B.I.A.                    Aaa           5.75        11/15/16        5,000          5,265,150
Denver Hlth. & Hosp. Auth.,
 Healthcare Rev., Ser. A             Baa2          5.375       12/01/28        4,000          3,194,880
                                                                                          -------------
                                                                                             50,654,475
----------------------------------------------------------------------------------------
Connecticut  1.0%
Connecticut St. Hlth. & Edu.
 Facs. Auth. Rev., Univ. of
 Hartford, Ser. D                    Ba1           6.75        7/01/12         5,725          5,898,926
Connecticut St. Spec. Tax
 Oblig. Rev., Trans.
 Infrastructure,
 Ser. A                              Aaa           7.125       6/01/10         1,000          1,189,380
                                                                                          -------------
                                                                                              7,088,306
----------------------------------------------------------------------------------------
District of Columbia  0.2%
Dist. of Columbia, Gen. Oblig.,
 Ser. B, M.B.I.A.                    Aaa           6.00        6/01/13         1,000          1,116,230
----------------------------------------------------------------------------------------
Florida  3.0%
Broward Cnty. Res. Rec. Rev.,
 Broward Co. L.P. South Proj.        A3            7.95        12/01/08        6,940          7,144,730
Florida St. Brd. of Ed.,
 Gen. Oblig.                         Aa2           9.125       6/01/14         1,260          1,737,288
Hillsborough Cnty. Ind. Dev.
 Auth. Poll. Ctrl. Rev., Tampa
 Elec. Proj.                         Aa3           8.00        5/01/22         5,000          5,324,400
Orange Cnty. Hlth. Facs. Auth.
 Rev. Hosp. Adventist Hlth Sys.      Baa1          6.375       11/15/20        3,000          3,022,080
Tallahasse Hlth. Facs. Rev.
 Tallahasse Memorial Hlthcare
 Proj.                               A3            6.25        12/01/20        1,000          1,016,940

    See Notes to Financial Statements                                      9

       Prudential National Municipals Fund, Inc.
             Portfolio of Investments as of December 31, 2000 Cont'd.

                                     Moody's                              Principal
                                     Rating        Interest    Maturity   Amount          Value
Description (a)                      (Unaudited)   Rate        Date       (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
Tallahassee Memorial
 Hlth. Proj.                         A3            6.375%      12/01/30   $    2,000      $   2,044,840
                                                                                          -------------
                                                                                             20,290,278
----------------------------------------------------------------------------------------
Georgia  1.2%
Burke Cnty. Dev. Auth., Poll.
 Cntrl. Rev., M.B.I.A.,
 Oglethorpe Pwr. Co., E.T.M.         Aaa           7.50        1/01/03           557            574,217
Forsyth Cnty. Sch. Dist.
 Dev. Rev.                           Aa2           6.75        7/01/16           500            598,390
Fulton Cnty. Sch. Dist. Rev.         Aa2           6.375       5/01/17           750            881,715
Georgia Mun. Elec. Auth. Pwr.
 Rev., Ser. B, M.B.I.A.              Aaa           6.375       1/01/16         5,000          5,844,200
Green Cnty. Dev. Auth. Indl.
 Park Rev.                           NR            6.875       2/01/04           325            337,935
                                                                                          -------------
                                                                                              8,236,457
----------------------------------------------------------------------------------------
Guam  0.7%
Guam Airport Auth. Rev.,
 Ser. B, A.M.T.                      BBB(d)        6.60        10/01/10        1,000          1,055,040
Guam Pwr. Auth. Rev.,
 Ser. A                              AAA(d)        6.625       10/01/14        1,000(b)       1,112,310
 Ser. A                              AAA(d)        6.75        10/01/24        2,000(b)       2,233,280
                                                                                          -------------
                                                                                              4,400,630
----------------------------------------------------------------------------------------
Hawaii  0.1%
Hawaii St. Dept. Budget & Fin.
 Spl. Purp. Mtg. Rev., Hawaiian
 Elec. Co., Ser. C, M.B.I.A.,
 A.M.T.                              Aaa           7.375       12/01/20           90             91,985
Hawaii St. Harbor Cap. Impvt.
 Rev., A.M.T. F.G.I.C.               Aaa           6.25        7/01/15           500            527,120
                                                                                          -------------
                                                                                                619,105
----------------------------------------------------------------------------------------
Illinois  7.0%
Chicago Brd. of Ed.,
 Gen. Oblig., F.G.I.C.               Aaa           Zero        12/01/19        2,000            729,180
 Gen. Oblig., F.G.I.C., Ser.
 B-1                                 Aaa           Zero        12/01/12        1,500            834,825

    10                                     See Notes to Financial Statements

       Prudential National Municipals Fund, Inc.
             Portfolio of Investments as of December 31, 2000 Cont'd.

                                     Moody's                              Principal
                                     Rating        Interest    Maturity   Amount          Value
Description (a)                      (Unaudited)   Rate        Date       (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
Chicago City Colleges,
 Gen. Oblig., F.G.I.C.               Aaa           Zero        1/01/24    $    5,000      $   1,441,500
 Gen. Oblig., F.G.I.C.               Aaa           Zero        1/01/25         5,000          1,365,650
Chicago Singl. Fam. Mtge Rev.,
 Ser. A, F.N.M.A.                    AAA(d)        7.15%       9/01/31         3,500          4,081,140
Chicago, Gen. Oblig.,
 Cap. Apprec. City Colleges,
 F.G.I.C.                            Aaa           Zero        1/01/16        13,500          6,230,385
 Ser. A, F.G.I.C.                    Aaa           6.75        1/01/35         5,000(b)       5,920,650
Cook and Du Page Cntys., High
 Sch. Dist No. 210, Gen.
 Oblig., F.S.A.                      Aaa           Zero        12/01/11        3,035          1,800,149
Illinois Dev. Fin. Auth. Rev.,
 Cmnty. Rehab. Providers,
 Ser. A                              BBB(d)        6.00        7/01/15         2,000          1,859,120
Metropolitan Pier & Expo.
 Auth., Hosptlty. Fac. Rev.,
 McCormick Pl. Conv.                 Aaa           7.00        7/01/26        12,910         16,323,017
University Illinois Rev.
 Auxiliary Facs. Sys. Ser. A,
 M.B.I.A.                            Aaa           6.00        4/01/30         6,000          6,500,880
                                                                                          -------------
                                                                                             47,086,496
----------------------------------------------------------------------------------------
Indiana  0.3%
Gary Ind. Mtge. Rev., Lakeshore
 Dunes Apts., Ser. A, G.N.M.A.       AAA(d)        6.00        8/20/34         2,000          2,032,600
----------------------------------------------------------------------------------------
Kentucky  1.6%
Henderson Cnty. Solid Waste
 Disp. Rev., Macmillan Bloedel
 Proj., A.M.T.                       A3            7.00        3/01/25         6,000          6,168,180
Kentucky Eco. Dev. Fin. Auth.
 Norton Hlthcare,
 Ser. A                              NR            6.625       10/01/28        2,000          1,988,420
 Ser. A                              NR            6.50        10/01/20        2,500          2,499,675
                                                                                          -------------
                                                                                             10,656,275

    See Notes to Financial Statements                                     11

       Prudential National Municipals Fund, Inc.
             Portfolio of Investments as of December 31, 2000 Cont'd.

                                     Moody's                              Principal
                                     Rating        Interest    Maturity   Amount          Value
Description (a)                      (Unaudited)   Rate        Date       (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
Louisiana  3.2%
New Orleans, Gen. Oblig.,
 A.M.B.A.C.                          Aaa           Zero        9/01/09    $   13,500      $   9,061,605
Orleans Parish Sch. Brd.,
 E.T.M., M.B.I.A.                    Aaa           8.90%       2/01/07         5,780          7,197,372
St. Charles Parish, Env. Impt.
 Rev., Louisiana Pwr. & Lt. Co.
 Proj., Ser. A, A.M.T.               Baa2          6.875       7/01/24         5,000          5,064,900
                                                                                          -------------
                                                                                             21,323,877
----------------------------------------------------------------------------------------
Maryland  2.0%
Baltimore, Econ. Dev. Lease
 Rev., Armistead Partnership,
 Ser. A                              BBB+(d)       7.00        8/01/11         1,000          1,032,780
Maryland St. Hlth. & Higher
 Edu. Facs. Auth. Rev., Univ.
 Maryland Med. Sys.                  Baa1          6.75        7/01/30         5,000          5,198,250
Maryland St. Ind. Dev. Fin.
 Auth. Rev., Amer. Ctr. Physics
 Headqrtrs.                          BBB(d)        6.625       1/01/17         1,000          1,008,010
Montgomery Cnty., Gen. Oblig.        Aaa           9.75        6/01/01           450            460,642
Northeast Waste Disp. Auth.
 Rev.,
 Baltimore City Sludge Corp.
 Proj.                               NR            7.25        7/01/07         3,446          3,551,069
 Montgomery Cnty. Res. Rec.
 Proj., Ser. A                       A2            6.00        7/01/07         1,000          1,076,200
Takoma Park Hosp. Facs. Rev.,
 Washington Adventist Hosp.,
 F.S.A.                              Aaa           6.50        9/01/12         1,000          1,172,020
                                                                                          -------------
                                                                                             13,498,971
----------------------------------------------------------------------------------------
Massachusetts  5.2%
Boston Ind. Dev. Fin. Auth.,
 Swr. Fac. Rev., Harbor Elec.
 Energy Co. Proj.                    Aa3           7.375       5/15/15         1,500          1,535,820
Brockton Gen. Oblig.                 Aa3           6.125       6/15/18         1,030          1,074,733

    12                                     See Notes to Financial Statements

       Prudential National Municipals Fund, Inc.
             Portfolio of Investments as of December 31, 2000 Cont'd.

                                     Moody's                              Principal
                                     Rating        Interest    Maturity   Amount          Value
Description (a)                      (Unaudited)   Rate        Date       (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
Holyoke Gen. Oblig., School
 Proj., M.B.I.A.                     Aaa           8.10%       6/15/05    $      700(b)   $     759,290
Lowell Gen. Oblig.                   Aaa           7.625       2/15/10           750(b)         775,785
Mass. Bay Trans. Auth. Rev.
 Assmnt., Ser. A                     Aa1           5.25        7/01/30           750            750,000
Mass. St. College Bldg. Auth.
 Proj. Rev., Ser. A, M.B.I.A.        Aaa           Zero        5/01/22         2,250            730,800
Mass. St. Gen. Oblig.,
 Ser. A, A.M.B.A.C.                  Aaa           5.00        7/01/12         1,000          1,041,780
 Ser. C, F.G.I.C.                    Aaa           6.00        8/01/09         1,250          1,397,400
Mass. St. Hlth. & Edl. Facs.
 Auth. Rev.,
 Beth Israel Hospital,
 A.M.B.A.C.                          Aaa           6.646(c)    7/01/25         1,500          1,565,625
 Dana Farber Cancer Proj.,
 Ser. G-1                            A1            6.25        12/01/22          625            644,400
 Faulkner Hospital, Ser. C           Baa1          6.00        7/01/23         1,500(b)       1,585,815
 Holyoke Hospital, Ser. B            Baa3          6.50        7/01/15           550            506,418
 Jordan Hospital, Ser. C             BBB+(d)       6.875       10/01/22        1,350(b)       1,433,228
 Mass. Inst. of Tech. Ser. I-1       Aaa           5.20        1/01/28         1,500(f)       1,531,845
 Med. Academic & Scientific
 Co., Ser. A                         BBB-(d)       6.625       1/01/15         1,000          1,012,110
 Valley Regional Hlth. Sys.,
 Ser. C                              AAA(d)        7.00        7/01/10           825            976,775
 Winchester Hospital, Ser. D         AAA(d)        5.75        7/01/24         1,000          1,020,760
Mass. St. Ind. Fin. Agcy. Rev.,
 Phillips Academy                    Aaa           5.375       9/01/23         1,000(f)       1,016,130
Mass. St. Port Auth. Rev., Ser.
 B, A.M.T.                           Aa3           5.00        7/01/18         1,000            970,490
Mass. St. Water Poll. Abatement
 Trust Rev., Ser. A                  Aa3           6.375       2/01/15         1,000          1,069,990
Mass. St. Water Res. Auth.
 Rev., Ser. D, M.B.I.A.              Aaa           6.00        8/01/13           500            566,310
 Ser. B, M.B.I.A.                    Aaa           6.25        12/01/11          500            577,635

    See Notes to Financial Statements                                     13

       Prudential National Municipals Fund, Inc.
             Portfolio of Investments as of December 31, 2000 Cont'd.

                                     Moody's                              Principal
                                     Rating        Interest    Maturity   Amount          Value
Description (a)                      (Unaudited)   Rate        Date       (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
Mass. St. Dev. Fin. Agy. Rev.
 Concord-Assabet Family Svcs.        Ba2           6.00%       11/01/28   $      750      $     558,562
Mass. St. Hlth. & Edl. Facs.
 Auth. Rev.
 Simmons College, Ser. D,
 A.M.B.A.C.                          Aaa           6.05        10/01/20        1,000          1,097,750
 Univ. Mass. Proj., Ser. A,
 F.G.I.C.                            Aaa           5.875       10/01/29          500            533,865
 Youville Hosp., Ser. B, F.H.A.      Aa2           6.00        2/15/34         4,195          4,426,480
 Harvard Univ., Ser. W               Aaa           6.00        7/01/35           500            546,945
Mass. St. Port Auth. Rev.,
 Ser. 1999A, A.M.T.                  Baa3          5.75        10/01/29          600            596,298
Mass. St. Tpk. Auth., Met. Hwy.
 Sys. Rev.,
 Ser. A, M.B.I.A.                    Aaa           Zero        1/01/28         2,000            471,860
 Ser. A, A.M.B.A.C                   Aaa           5.00        1/01/39           750            715,710
 Ser. C, M.B.I.A.                    Aaa           Zero        1/01/17         2,000            879,400
Mass. St. Ind. Fin. Agy. Rev.,
 Bradford College                    CCC(d)        5.625       11/01/28        1,000            500,000
 Cambridge Friends School            BBB(d)        5.80        9/01/28           700            676,746
Plymouth County Mass. Corr.
 Facs., Cert. of Part., Ser. A       Aaa           7.00        4/01/22           500(b)         533,855
Rail Connections Inc. Mass.
 Rev., Ser. B                        A(d)          Zero        7/01/21         2,500            700,850
                                                                                          -------------
                                                                                             34,781,460
----------------------------------------------------------------------------------------
Michigan  3.9%
Detroit Econ. Dev. Corp., Res.
 Rec. Rev., Ser. A, F.S.A.,
 A.M.T.                              Aaa           6.875       5/01/09           920            945,171
Detroit Sewage. Disp. Rev.,
 Prerefunded Inflos                  Aaa(d)        6.55        7/01/23           800(b)         882,000
 Unrefunded Balance Inflos           Aaa           6.55        7/01/23           200            207,250
Detroit Wtr. Supply Sys. Rev.,
 Ser. B, M.B.I.A.                    Aaa           5.55        7/01/12         1,000          1,088,240
Dickinson Cnty. Mem. Hosp.
 Sys. Rev.                           Ba1           8.00        11/01/14        1,000(b)       1,140,430

    14                                     See Notes to Financial Statements

       Prudential National Municipals Fund, Inc.
             Portfolio of Investments as of December 31, 2000 Cont'd.

                                     Moody's                              Principal
                                     Rating        Interest    Maturity   Amount          Value
Description (a)                      (Unaudited)   Rate        Date       (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
Kalamazoo Econ. Dev. Corp.
 Rev., Friendship Vlg., Ser. A       BBB(d)        6.125%      5/15/17    $    1,000      $     904,590
Michigan Higher Ed. Rev.,
 Ser. XIII-A, M.B.I.A., A.M.T.       Aaa           7.55        10/01/08           85             86,874
Michigan Mun. Bd. Auth. Rev.,
 Wayne Cnty. Proj., M.B.I.A.,
 E.T.M.                              Aaa           7.40        12/01/02          345            359,932
Michigan St. Hosp. Fin. Auth.
 Rev.,
 Genesys Hlth. Sys., Ser. A          AAA(d)        8.125       10/01/21        1,000(b)       1,182,540
 Genesys Hlth. Sys., Ser. A          AAA(d)        7.50        10/01/27          500(b)         569,720
 Presbyterian Vlg. Oblig.            NR            6.375       1/01/25           800            725,952
Michigan St. Hsg. Dev. Auth.
 Rev.,
 Rental Hsg., Ser. B                 AA-(d)        7.55        4/01/23         1,000          1,024,840
 Rental Hsg., Ser. A, A.M.T.         AA-(d)        7.70        4/01/23           500            512,595
Michigan St. Strategic Fd.,
 Ltd. Oblig. Rev., Waste Mgmt.
 Inc. Proj., A.M.T.                  Ba1           6.625       12/01/12        1,500          1,511,190
Oak Park, A.M.B.A.C.,
 Gen. Oblig.                         Aaa           7.00        5/01/12           400(b)         420,884
 Gen. Oblig.                         Aaa           7.00        5/01/11           375(b)         394,579
Okemos Pub. Sch. Dist.,
 M.B.I.A.                            Aaa           Zero        5/01/12         1,100            635,338
 M.B.I.A.                            Aaa           Zero        5/01/13         1,000            543,700
Wayne Cnty. Airport Rev. Ser.
 A., A.M.T.                          Aaa           5.00        12/01/28       10,000          9,345,600
Wayne Cnty. Bldg. Auth., Ser. A      A3            8.00        3/01/17         1,250(b)       1,328,487
Wyandotte Elec. Rev., Gen.
 Oblig., M.B.I.A.                    Aaa           6.25        10/01/08        2,000          2,192,400
                                                                                          -------------
                                                                                             26,002,312
----------------------------------------------------------------------------------------
Minnesota  1.9%
Minneapolis Special School
 Dist. No. 1 Cert.
 Participation,
 Ser. A                              Aaa           5.90        2/01/17         5,000          5,243,200

    See Notes to Financial Statements                                     15

       Prudential National Municipals Fund, Inc.
             Portfolio of Investments as of December 31, 2000 Cont'd.

                                     Moody's                              Principal
                                     Rating        Interest    Maturity   Amount          Value
Description (a)                      (Unaudited)   Rate        Date       (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
Minneapolis St. Paul Hsg. Fin.
 Brd. Rev., Sngl. Fam. Mtge.,
 G.N.M.A., A.M.T.                    AAA(d)        7.30%       8/01/31    $      535      $     548,600
Minnesota Agric. & Econ. Dev.
 Brd. Rev., Fairview Hlth. Care
 Sys., Ser. A                        A2            6.375       11/15/22        7,000          7,198,450
                                                                                          -------------
                                                                                             12,990,250
----------------------------------------------------------------------------------------
Mississipi  0.8%
Mississippi Business Fin. Corp.
 Poll. Cntl. Rev., Sys. Energy
 Res. Inc. Proj.                     Ba1           5.90        5/01/22         5,700          5,215,728
----------------------------------------------------------------------------------------
Missouri  0.7%
Missouri St Hlth. & Edl. Facs.
 Auth. Hlth. Facs. Rev.
 St. Anthony's Med. Ctr.             A2            6.125       12/01/19        1,250          1,274,862
Missouri St. Hsg. Dev. Comn.
 Mtge Rev., Sngl Fam. Homeowner
 Ln., Ser. A, G.N.M.A., A.M.T.       AAA(d)        7.20        9/01/26         3,435          3,651,852
                                                                                          -------------
                                                                                              4,926,714
----------------------------------------------------------------------------------------
Nevada  1.4%
Clark Cnty. Indl. Dev. Rev.,
 Southwest Gas Corp., Ser. A,
 A.M.T.                              Baa2          6.50        12/01/33       10,000          9,728,400
----------------------------------------------------------------------------------------
New Hampshire  1.7%
Manchester Hsg. & Redev. Auth.
 Rev.,
 Cap. Apprec., Ser. B, A.C.A.        A(d)          Zero        1/01/24         4,740          1,130,158
 Cap. Apprec., Ser. B, A.C.A.        A(d)          Zero        1/01/27         4,140            816,698
 Cap. Apprec., Ser. B, A.C.A.        A(d)          Zero        1/01/30         4,640            754,789

    16                                     See Notes to Financial Statements

       Prudential National Municipals Fund, Inc.
             Portfolio of Investments as of December 31, 2000 Cont'd.

                                     Moody's                              Principal
                                     Rating        Interest    Maturity   Amount          Value
Description (a)                      (Unaudited)   Rate        Date       (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
New Hampshire Higher Ed. &
 Hlth. Facs. Auth. Rev.,
 New Hampshire College               BBB-(d)       6.30%       1/01/16    $      500      $     476,710
 New Hampshire College               BBB-(d)       6.375       1/01/27         2,000          1,840,100
New Hampshire Hlth. & Ed. Facs.
 Auth. Rev., College Issue           BBB-(d)       7.50        1/01/31         3,000          3,125,400
New Hampshire St. Ind. Dev.
 Auth., Poll. Ctrl. Rev., Proj.
 A                                   Ba3           7.65        5/01/21         3,420          3,493,564
                                                                                          -------------
                                                                                             11,637,419
----------------------------------------------------------------------------------------
New Jersey  2.0%
New Jersey Eco. Dev. Auth.
 Continental Airlines Proj.          Ba2           6.25        9/15/19         4,645          4,293,141
 Continental Airlines Proj.          Ba2           6.25        9/15/29         1,000            895,180
New Jersey Hlthcare Facs. Fin.
 Auth. Dev.,
 Englewood Hosp. Med. & Ctr.         Baa3          6.70        7/01/15         1,200          1,129,080
 St. Peter's Univ. Hosp., Ser.
 A                                   Baa2          6.875       7/01/30         2,000          1,966,520
New Jersey Hlth. Care Facs.
 Fin. Auth. Rev., Hackensack
 Univ. Med. Ctr.                     A3            6.00        1/01/34         5,000          5,198,200
                                                                                          -------------
                                                                                             13,482,121
----------------------------------------------------------------------------------------
New York  5.6%
Metropolitan Trans. Auth.,
 Trans. Facs. Rev., Ser. A,
 F.S.A.                              Aaa           6.00        7/01/16         2,500          2,690,975
New York City Ind. Dev. Agcy.,
 Rev., Brooklyn Navy Yard Cogen
 Partners, A.M.T.                    Baa3          5.65        10/01/28        2,000          1,823,040
New York City Mun. Wtr. Fin.
 Auth., Wtr.& Swr. Sys. Rev.,
 F.G.I.C.                            Aaa           6.75        6/15/16        10,565(f)      10,783,167

    See Notes to Financial Statements                                     17

       Prudential National Municipals Fund, Inc.
             Portfolio of Investments as of December 31, 2000 Cont'd.

                                     Moody's                              Principal
                                     Rating        Interest    Maturity   Amount          Value
Description (a)                      (Unaudited)   Rate        Date       (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
New York City, Gen. Oblig.,
 Ser. A                              A2            7.75%       8/15/04    $       15      $      15,540
 Ser. B                              A2            8.25        6/01/06         1,500          1,778,040
 Ser. B                              A2            7.25        8/15/07         3,500          4,068,925
 Ser. D                              A2            8.00        8/01/03            70             72,549
 Ser. D                              A2            8.00        8/01/04            30             31,092
 Ser. D                              A2            7.65        2/01/07            45             47,224
 Ser. F                              A2            8.25        11/15/02          815            855,082
New York City, Transitional
 Fin. Auth. Rev., Future Tax
 Secured, Ser. A                     Aa2           5.75        2/15/17        10,000         10,706,100
New York St. Env. Facs. Corp.,
 Poll. Ctrl. Rev.                    Aaa           5.80        1/15/14         1,280          1,367,936
New York St. Urban Dev. Corp.
 Rev. Ref., F.S.A.,
 Correctional Facs.                  Aaa           6.50        1/01/09         3,000          3,416,880
                                                                                          -------------
                                                                                             37,656,550
----------------------------------------------------------------------------------------
North Carolina  4.0%
Charlotte Mecklenberg Hosp.,
 Auth. Hlth. Care Sys. Rev.          AA(d)         6.25        1/01/20           430(b)         447,621
Charlotte Arpt. Rev.,
 Ser. B, M.B.I.A.                    Aaa           6.00        7/01/24         1,000          1,063,720
Charlotte Storm Wtr. Fee Rev.        Aa2           6.00        6/01/25           500            544,650
Charlotte Wtr. & Swr.
 Gen. Oblig.                         Aaa           6.20        6/01/17         1,500(b)       1,571,985
 Sys. Rev.                           Aa2           5.25        6/01/24           500            503,570
 Sys. Rev.                           Aa1           5.25        6/01/25           500(f)         503,170
Columbus Cnty. Ind. Fac. &
 Poll. Ctrl. Fin. Auth. Rev.,
 Intl. Paper Co. Proj., A.M.T.       Baa1          6.15        4/01/21         1,000          1,001,680

    18                                     See Notes to Financial Statements

       Prudential National Municipals Fund, Inc.
             Portfolio of Investments as of December 31, 2000 Cont'd.

                                     Moody's                              Principal
                                     Rating        Interest    Maturity   Amount          Value
Description (a)                      (Unaudited)   Rate        Date       (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
Halifax Cnty. Ind. Fac. & Poll.
 Ctrl. Fin. Auth. Rev. Champion
 Int'l Corp. Proj., Ser. A,
 A.M.T.                              Baa1          5.45%       11/01/33   $    1,000      $     871,450
No. Carolina Eastn. Mun. Pwr.
 Agcy.,
 Pwr. Sys. Rev., Ser. A, E.T.M.      Aaa           6.50        1/01/18         1,995          2,355,337
 Pwr. Sys. Rev., Ser. A              Aaa           6.00        1/01/26           650(b)         730,288
 Pwr. Sys. Rev., A.M.B.A.C.          Aaa           6.00        1/01/18         1,000          1,122,230
 Pwr. Sys. Rev., Ser. A,
 M.B.I.A.                            Aaa           6.50        1/01/18         1,005          1,185,237
 Pwr. Sys. Rev., Ser. A, E.M.T.      Baa3          6.40        1/01/21         1,000          1,157,960
No. Carolina Med. Care Comn.,
 Hosp. Rev.,
 Annie Pen Mem. Hosp. Proj.          Baa3          7.50        8/15/21         1,000(b)       1,054,880
 Rex Hosp. Proj.                     Aaa           6.25        6/01/17         1,750(b)       1,866,322
No. Carolina Mun. Pwr. Agcy.,
 No. 1 Catawba Elec. Rev.,
 M.B.I.A.                            Aaa           6.00        1/01/10         1,250          1,388,550
 No. 1 Catawba Elec. Rev.,
 M.B.I.A.                            Aaa           6.22        1/01/12         2,000          2,097,500
No. Carolina Hsg. Fin. Agcy.
 Home Ownership Ser. 6A, A.M.T.      Aa2           6.20        1/01/29         1,000          1,040,160
No. Carolina University Revs.
 Corp. Utils. Sys.                   Aa2           Zero        8/01/19         5,215(f)       1,979,353
Northern Hosp. Dist. Surry
 Cnty., Hlth. Care Facs. Rev.        Ba1           7.875       10/01/21        1,500          1,503,375
Piedmont Triad Arpt. Auth.,
 Rev., Ser. B, F.S.A., A.M.T.        Aaa           6.00        7/01/21         1,000          1,065,860
Pitt Cnty. Rev., Pitt Cnty.
 Mem. Hosp., E.T.M.                  Aaa           5.25        12/01/21        1,000          1,010,940
Wake Cnty. Hosp. Rev., E.T.M.,
 M.B.I.A.                            Aaa           5.125       10/01/26        1,000          1,001,890
Winston Salem, Sngl. Fam. Mtge.
 Rev., A.M.T.                        A1            8.00        9/01/07           205            209,293
                                                                                          -------------
                                                                                             27,277,021

    See Notes to Financial Statements                                     19

       Prudential National Municipals Fund, Inc.
             Portfolio of Investments as of December 31, 2000 Cont'd.

                                     Moody's                              Principal
                                     Rating        Interest    Maturity   Amount          Value
Description (a)                      (Unaudited)   Rate        Date       (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
North Dakota  1.6%
Mercer Cnty. Poll. Ctrl. Rev.,
 Antelope Valley Station,
 A.M.B.A.C.                          Aaa           7.20%       6/30/13    $    9,000      $  10,914,570
----------------------------------------------------------------------------------------
Ohio  8.8%
Akron, Gen. Oblig.,                  A1            10.5        12/01/04          200            244,426
Brecksville Broadview Heights
 City Sch. Dist., F.G.I.C.           Aaa           6.50        12/01/16        1,000          1,116,070
Canton Water Works Sys., Gen.
 Oblig., A.M.B.A.C.                  Aaa           5.85        12/01/15          700            744,401
Cleveland Arpt. Spl. Rev., Ref.
 Continental Airlines, Inc.          Ba2           5.70        12/01/19          650            549,465
Cleveland Gen. Oblig., M.B.I.A.      Aaa           5.75        8/01/15         1,000          1,109,920
Cleveland Gen. Oblig., M.B.I.A.      Aaa           5.75        8/01/14         1,000          1,109,850
Cleveland Arpt. Sys. Rev.,
 Series A, A.M.T.                    Aaa           6.25        1/01/20         3,500          3,673,005
Columbus Citation Hsg. Dev.
 Corp., Mtge. Rev., F.H.A.           AA(d)         7.625       1/01/22         1,850(b)       2,288,709
Columbus, Gen. Oblig., Mun.
 Arpt. No. 32, A.M.T.                Aaa           7.15        7/15/06           435            441,651
Cuyahoga Cnty. Hosp. Rev.,
 Meridia Health Sys.                 A1            6.25        8/15/24         1,500(b)       1,653,435
Dayton, Gen. Oblig., M.B.I.A.        Aaa           7.00        12/01/07          480(f)         555,926
Dover Mun. Elec. Sys. Rev.,
 F.G.I.C.                            Aaa           5.95        12/01/14        1,000          1,063,540
Franklin Cnty. Hosp. Rev.,
 Senior Doctors Hlth. Corp.,
 Ser. A                              Baa3          5.60        12/01/28        1,800          1,161,450
Greene Cnty. Cap. Apprec., Wtr.
 Sys. Rev.,Ser. A, F.G.I.C.          Aaa           6.125       12/01/21        1,000          1,087,290
Hamilton Cnty. Sales Tax, Sub.
 Cap. Apprec., Series B              Aaa           Zero        12/01/20        2,000            698,600
 Sub. Cap. Apprec., Series B         Aaa           Zero        12/01/24        1,000            277,580
Hilliard City Sch. Dist.,
 Cap. Apprec. Sch. Impvt.,
 F.G.I.C.                            Aaa           Zero        12/01/18        1,720            677,095

    20                                     See Notes to Financial Statements

       Prudential National Municipals Fund, Inc.
             Portfolio of Investments as of December 31, 2000 Cont'd.

                                     Moody's                              Principal
                                     Rating        Interest    Maturity   Amount          Value
Description (a)                      (Unaudited)   Rate        Date       (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
 Cap. Apprec. Sch. Impvt.,
 F.G.I.C.                            Aaa           Zero        12/01/19   $    1,720      $     636,882
Hudson City, Park Impvt.             Aa2           6.125%      12/01/19          555            614,296
Lorain Cnty. Hosp. Rev. Ref.
 Mtge., Elyria Methodist
 Village                             BBB+(d)       6.875       6/01/22         2,000(f)       2,000,420
Lucas Cnty. Hosp. Rev.,
 Promedica Hlthcare Oblig.,
 Ser. 96, M.B.I.A.                   Aaa           5.75        11/15/09        2,000          2,162,860
Lucas Cnty. Hlth. Fac. Rev.,
 Ref., Ohio Presbyterian Svcs.       NR            6.625       7/01/14         1,750(f)       1,700,527
 Ref. & Impvt. Sunset
 Retirement Svcs., Ser. A            NR            6.625       8/15/30         1,000            992,580
Miami Cnty. Hosp. Fac. Rev.,
 Ref. & Impvt., Upper Valley
 Med. Ctr.                           Baa2          6.375       5/15/26           750            681,083
Montgomery Cnty. Swr. Sys.
 Rev., Greater Moraine, Beaver
 Creek, F.G.I.C.                     Aaa           Zero        9/01/05         1,000            813,760
Montgomery Cnty. Hlth. Sys.,
 Rev., Ref., Franciscan Med.
 Ctr., Dayton                        NR            5.50        7/01/18         1,750(b)       1,847,352
Mount Vernon City Sch. Dist.,
 Gen. Oblig., F.G.I.C.               Aaa           7.50        12/01/14          500            558,130
Newark, Ltd. Tax Gen. Oblig.,
 Wtr. Impvt., Cap. Apprec.,
 A.M.B.A.C.                          Aaa           Zero        12/01/06          805            618,498
Ohio Hsg. Fin. Agy. Mtg. Rev.,
 Res. Con. Opt C1, G.N.M.A.,
 A.M.T                               Aaa           6.05        3/01/32         1,000          1,029,240
 Ser. A., G.N.M.A., A.M.T.           Aaa           6.35        9/01/31         1,000          1,050,870
Ohio St. Air Quality Dev. Auth.
 Rev., Poll. Ctrl.,
 Cleveland Elec. Co. Proj.,
 Ref., A.M.T.                        Baa3          6.10        8/01/20         1,000            950,140
 Cleveland Elec. Co., Proj.
 Ref., F.G.I.C.                      Aaa           8.00        12/01/13        2,500          2,686,625

    See Notes to Financial Statements                                     21

       Prudential National Municipals Fund, Inc.
             Portfolio of Investments as of December 31, 2000 Cont'd.

                                     Moody's                              Principal
                                     Rating        Interest    Maturity   Amount          Value
Description (a)                      (Unaudited)   Rate        Date       (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
Ohio St. Bldg. Auth., Das Data
 Ctr. Proj.                          Aa2           6.00%       10/01/08   $      615      $     682,429
Ohio St. Higher Edl. Fac. Comn.
 Rev., Case Western Resv.
 Univ., Ser. B                       Aa3           6.50        10/01/20          750            896,452
Ohio St. Solid Wste. Rev.,
 A.M.T.                              NR            8.50        8/01/22           500             75,000
Ohio St. Tpk. Comm., Tpk. Rev.,
 Ref., Ser. A, F.G.I.C.              Aaa           5.50        2/15/24         4,000          4,266,400
Ohio St Univ. Gen. Rcpts.,
 Ser. A                              Aa2           6.00        12/01/16        1,000          1,095,060
Ohio St. Water Dev. Auth. Poll.
 Cntrl. Fac. Rev.                    Ba2           5.25        9/01/33         1,250          1,237,137
Ohio St. Wtr. Dev. Auth. Poll.
 Ctrl. Facs. Rev., Buckeye Pwr.
 Inc. Proj., A.M.B.A.C.              Aaa           7.80        11/01/14       11,395         12,872,362
Richland Cnty. Ohio Hosp. Facs.
 Rev., Ser. B                        A-(d)         6.375       11/15/22        1,000          1,002,380
                                                                                          -------------
                                                                                             58,922,896
----------------------------------------------------------------------------------------
Oregon  0.0%
Oregon St Hsg & Cnty. Svcs.
 Dept. Mtg. Rev., Single Family
 Mortgage Program, Ser. M            Aa2           6.20        7/01/28            45             46,869
----------------------------------------------------------------------------------------
Pennsylvania  2.7%
Clarion Cnty. Hosp. Auth. Rev.,
 Clarion Hosp. Proj.                 BBB-(d)       5.60        7/01/10           685            637,468
Delaware Cnty. Ind. Dev. Auth.
 Rev., Res. Rec. Fac., Ser. A        B2            6.20        7/01/19         3,000          2,717,130
Delaware Valley Regl. Fin.
 Auth. Loc. Govt. Rev., Ser. A,
 A.M.B.A.C.                          Aaa           5.50        8/01/28         3,000          3,154,500
Philadelphia Hosp. & Higher
 Edl. Facs. Auth. Rev.,
 Children's Seashore House,
 Ser. A                              A+(d)         7.00        8/15/03           775            805,124

    22                                     See Notes to Financial Statements

       Prudential National Municipals Fund, Inc.
             Portfolio of Investments as of December 31, 2000 Cont'd.

                                     Moody's                              Principal
                                     Rating        Interest    Maturity   Amount          Value
Description (a)                      (Unaudited)   Rate        Date       (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
Philadelphia, Gen. Oblig.,
 F.S.A.                              Aaa           5.00%       3/15/28    $    1,500      $   1,453,920
 M.B.I.A.                            Aaa           5.00        5/15/25         3,000          2,905,380
Westmoreland Cnty.,
 Pennsylvania Ind. Dev. Auth.
 Rev., Valley Landfill Proj.         BBB(d)        5.10        5/01/18         7,000          6,424,740
                                                                                          -------------
                                                                                             18,098,262
----------------------------------------------------------------------------------------
Puerto Rico  3.7%
Puerto Rico Comwlth.,
 Pub. Impvt.,
 Pub. Impvt., M.B.I.A.               Aaa           Zero        7/01/19         2,000            797,580
 PA 625, R.I.T.E.S., A.M.B.A.C.      NR            9.691(c)    7/01/10           500(g)         719,345
 PA 642B, R.I.T.E.S., M.B.I.A.       NR            7.211(c)    7/01/12         1,000(g)       1,251,350
Puerto Rico Comwlth. Hwy. &
 Trans. Auth. Rev., Ser. A,
 M.B.I.A.                            Aaa           5.00        7/01/38           750            739,988
Puerto Rico Comnwlth.,
 Gen. Oblig.                         Baa1          Zero        7/01/15         1,400            695,660
 Hwy. & Trans. Auth. Rev.,
 Ser. A, A.M.B.A.C.                  Aaa           Zero        7/01/18         2,500          1,054,575
Puerto Rico Industrial Tourist
 Indl. Tourist Edl. Med. &
 Envir. Cntl. Facs. Cogen
 Facs., Aes Puerto Rico Proj.        Baa2          6.625       6/01/26         1,575          1,665,373
Puerto Rico Pub. Bldgs. Auth.,
 Gtd. Pub. Ed. & Hlth. Facs.,
 Ser. J                              Baa1          Zero        7/01/06         3,000          2,374,170
Puerto Rico Tel. Auth. Rev.,
 M.B.I.A.                            Aaa           5.957(c)    1/25/07         5,100(f)       5,425,125
 M.B.I.A.                            Aaa           6.256(c)    1/16/15         7,150(b)       7,704,125
Univ. of Puerto Rico Revs.,
 Cap. Apprec. Ref. Ser. N,
 M.B.I.A.                            Aaa           Zero        6/01/13         4,245          2,380,808
                                                                                          -------------
                                                                                             24,808,099
----------------------------------------------------------------------------------------
South Carolina  1.4%
Charleston Wtrwks. & Swr. Rev.,
 E.T.M.                              Aaa           10.375      1/01/10         7,415          9,628,081

    See Notes to Financial Statements                                     23

       Prudential National Municipals Fund, Inc.
             Portfolio of Investments as of December 31, 2000 Cont'd.

                                     Moody's                              Principal
                                     Rating        Interest    Maturity   Amount          Value
Description (a)                      (Unaudited)   Rate        Date       (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
Tennessee  2.4%
Bristol Hlth. & Edl. Fac. Rev.,
 Bristol Memorial Hosp.,
 F.G.I.C.                            Aaa           6.75%       9/01/10    $    5,000(f)   $   5,839,800
McMinn Cnty. Ind. Dev. Brd.
 Solid Waste Rev., Recycling
 Fac., A.M.T.                        Baa3          7.40        12/01/22        5,000          5,157,600
Shelby Cnty. Hlth. Edu. & Hsg.
 Facs. Brd. Rev., St. Judes
 Children's Research                 AA            5.375       7/01/29         5,000          4,903,500
                                                                                          -------------
                                                                                             15,900,900
----------------------------------------------------------------------------------------
Texas  10.5%
Bexar Cnty. Hlth. Facs. Dev.
 Corp. Rev., Baptist Hlth.
 Sys., Ser. A, M.B.I.A.              Aaa           6.00        11/15/14        5,695          6,344,458
Dallas Cnty. Util. &
 Reclamation Dist. Ser. B            Aaa           5.875       2/15/29         5,000          5,149,750
Dallas Ft. Worth, Regl. Arpt.
 Rev., F.G.I.C.,
 Ser. A                              Aaa           7.375       11/01/08        3,500          3,890,705
 Ser. A                              Aaa           7.375       11/01/09        3,500          3,890,705
Frisco Texas Indpt. Schl. Dist.      Aaa           5.00        8/15/30         4,945          4,752,738
Harris Cnty., Toll Rd.
 Rev.,Sub.
 Lien, F.G.I.C.                      Aaa           6.00        8/01/13        20,000         22,312,800
Houston Arpt. Sys. Rev., Spl.
 Facs. Continental Airline,
 Ser. B                              Ba1           6.125       7/15/27         1,000            867,170
 Ser. C                              Ba1           6.125       7/15/27         3,000          2,601,510
Lakeway Mun. Util. Dist., Gen.
 Oblig., Ser. A, F.G.I.C.            Aaa           Zero        9/01/11         1,425            857,166
Matagorda Cnty. Nav. Dist. No.
 1 Rev., Houston Ltg. Pwr. Co.,
 A.M.B.A.C.                          Aaa           5.125       11/01/28        2,340          2,287,561

    24                                     See Notes to Financial Statements

       Prudential National Municipals Fund, Inc.
             Portfolio of Investments as of December 31, 2000 Cont'd.

                                     Moody's                              Principal
                                     Rating        Interest    Maturity   Amount          Value
Description (a)                      (Unaudited)   Rate        Date       (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
Panhandle Regl. Hsg. Fin. Corp.
 Rev.,
 Mult. Fam. Hsg., Ser. A             A3            6.625%      3/01/20    $    1,000      $   1,006,540
 Mult. Fam. Hsg., Ser. A             A3            6.75        3/01/31         4,000          4,033,840
Port Corpus Christi Auth. Rev.       Baa2          7.50        8/01/12         2,000          2,061,820
San Benito Cons. Indpt.
 Schl. Dist.                         Aaa           6.00        2/15/25        10,000         10,761,700
                                                                                          -------------
                                                                                             70,818,463
----------------------------------------------------------------------------------------
U.S. Virgin Islands  0.4%
Virgin Islands Pub. Fin. Auth.
 Rev., Ref. Matching Loan
 Notes, Ser. A                       AAA(d)        7.25        10/01/18        1,000(b)       1,075,980
 Gross Rcpts. Taxes, Loan Note,
 Ser. A                              BBB-(d)       6.50        10/01/24        1,500          1,578,075
Virgin Islands Terr., Hugo Ins.
 Claims Fund Proj., Ser. 91          NR            7.75        10/01/06          270(b)         281,135
                                                                                          -------------
                                                                                              2,935,190
----------------------------------------------------------------------------------------
Washington  3.9%
King Cnty., Ser. B                   Aa1           5.85        12/01/13       10,000         10,822,400
Washington St., Ser. B               Aa1           6.00        1/01/25        10,000         10,770,600
Washington St. Pub. Pwr. Supply
 Sys. Rev., Nuclear Proj. No.
 1, Ser. A, F.S.A.                   Aaa           7.00        7/01/08         4,000          4,642,040
                                                                                          -------------
                                                                                             26,235,040
----------------------------------------------------------------------------------------
West Virginia  0.3%
West Virginia St. Hosp. Fin.
 Auth., Oak Hill Hosp. Rev.,
 Ser. B                              A2            6.75        9/01/30         2,000          2,070,500
                                                                                          -------------
Total long-term investments
 (cost $638,988,192)                                                                        680,514,127
                                                                                          -------------

    See Notes to Financial Statements                                     25

       Prudential National Municipals Fund, Inc.
             Portfolio of Investments as of December 31, 2000 Cont'd.

                                     Moody's                              Principal
                                     Rating        Interest    Maturity   Amount          Value
Description (a)                      (Unaudited)   Rate        Date       (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  0.5%
----------------------------------------------------------------------------------------
Kentucky  0.4%
Carroll County, Solid Wste.
 Disp. Facs. Rev., Ser. 94A,
 F.R.D.D., A.M.T.                    VMIG1         5.40%       1/02/01    $    3,000      $   3,000,000
----------------------------------------------------------------------------------------
Minnesota  0.1%
St. Paul Science Museum, Cert.
 of Part., E.T.M.                    AAA(d)        7.50        12/15/01          315            325,768
Total short-term investments
 (cost $3,315,522)                                                                            3,325,768
                                                                                          -------------
Total Investments  101.6%
 (cost $ 642,303,714)                                                                       683,839,895
                                                                                          -------------
Liabilities in excess of other
 assets  (1.6%)                                                                             (10,938,477)
                                                                                          -------------
Net Assets  100%                                                                          $ 672,901,418
                                                                                          -------------
                                                                                          -------------

    26                                     See Notes to Financial Statements

       Prudential National Municipals Fund, Inc.
             Portfolio of Investments as of December 31, 2000 Cont'd.
(a) The following abbreviations are used in portfolio descriptions:
A.C.A.--American Capital Access
A.M.B.A.C.--American Municipal Bond Assurance Corporation
A.M.T.--Alternative Minimum Tax
B.I.G.--Bond Investors Guaranty Insurance Company
E.T.M.--Escrowed to Maturity
F.G.I.C.--Financial Guaranty Insurance Company
F.H.A.--Federal Housing Administration
F.N.M.A.--Federal National Mortgage Association
F.R.D.D.--Floating Rate Daily Demand(e)
F.S.A.--Financial Security Assurance
G.N.M.A.--Government National Mortgage Association
M.B.I.A.--Municipal Bond Insurance Association
R.I.T.E.S.--Residual Interest Tax Exempt Securities Receipts
(b) Prerefunded issues are secured by escrowed cash and direct U.S. guaranteed obligations.
(c) Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at year-end.
(d) Standard and Poor's Rating.
(e) For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
(f) All or portion of security pledged as initial margin on financial futures contracts.
(g) Private placement.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.
    See Notes to Financial Statements                                     27

       Prudential National Municipals Fund, Inc.
             Statement of Assets and Liabilities

                                                                December 31, 2000
---------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $642,303,714)                         $ 683,839,895
Cash                                                                  1,108,253
Interest receivable                                                  11,386,697
Receivable for Fund shares sold                                         485,182
Deferred expenses and other assets                                       32,572
Due from broker-variation margin                                          7,812
                                                                -----------------
      Total assets                                                  696,860,411
                                                                -----------------
LIABILITIES
Payable for investments purchased                                    20,670,867
Payable for Fund shares reacquired                                    1,826,288
Accrued expenses                                                        540,840
Dividends payable                                                       530,162
Management fee payable                                                  248,116
Distribution fee payable                                                142,720
                                                                -----------------
      Total liabilities                                              23,958,993
                                                                -----------------
NET ASSETS                                                        $ 672,901,418
                                                                -----------------
                                                                -----------------
Net assets were comprised of:
   Common stock, at par                                           $     431,589
   Paid-in capital in excess of par                                 631,750,632
                                                                -----------------
                                                                    632,182,221
   Undistributed net investment income                                      998
   Accumulated net realized loss on investments                        (808,607)
   Net unrealized appreciation on investments                        41,526,806
                                                                -----------------
Net assets, December 31, 2000                                     $ 672,901,418
                                                                -----------------
                                                                -----------------

    28                                     See Notes to Financial Statements

       Prudential National Municipals Fund, Inc.
             Statement of Assets and Liabilities Cont'd.

                                                                December 31, 2000
---------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($609,245,224 / 39,085,441 shares of common stock
      issued and outstanding)                                            $15.59
   Maximum sales charge (3% of offering price)                              .48
                                                                -----------------
   Maximum offering price to public                                      $16.07
                                                                -----------------
                                                                -----------------
Class B:
   Net asset value, offering price and redemption price per
      share ($59,260,075 / 3,791,897 shares of common stock
      issued and outstanding)                                            $15.63
                                                                -----------------
                                                                -----------------
Class C:
   Net asset value and redemption price per share ($3,213,007
      / 205,590 shares of common stock issued and
      outstanding)                                                       $15.63
   Sales charge (1% of offering price)                                      .16
                                                                -----------------
   Offering price to public                                              $15.79
                                                                -----------------
                                                                -----------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($1,183,112 / 75,927 shares of common stock
      issued and outstanding)                                            $15.58
                                                                -----------------
                                                                -----------------

    See Notes to Financial Statements                                     29

       Prudential National Municipals Fund, Inc.
             Statement of Operations

                                                                      Year
                                                                      Ended
                                                                December 31, 2000
---------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Interest                                                        $33,709,559
                                                                -----------------
Expenses
   Management fee                                                    2,728,114
   Distribution fee--Class A                                         1,219,528
   Distribution fee--Class B                                           367,655
   Distribution fee--Class C                                            18,550
   Transfer agent's fees and expenses                                  442,000
   Custodian's fees and expenses                                       139,500
   Reports to shareholders                                              80,000
   Registration fees                                                    40,500
   Audit fee                                                            39,000
   Legal fees and expenses                                              25,000
   Directors' fees and expenses                                         16,000
   Miscellaneous                                                        37,033
                                                                -----------------
      Total expenses                                                 5,152,880
   Less: Custodian fee credit                                           (6,734)
                                                                -----------------
      Net expenses                                                   5,146,146
                                                                -----------------
Net investment income                                               28,563,413
                                                                -----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
   Investment transactions                                           2,350,504
   Financial futures contracts                                        (960,906)
   Interest rate swaps                                                 228,923
                                                                -----------------
                                                                     1,618,521
                                                                -----------------
Net change in unrealized appreciation (depreciation) on:
   Investments                                                      38,460,756
   Financial futures contracts                                         (68,750)
                                                                -----------------
                                                                    38,392,006
                                                                -----------------
Net gain on investment transactions                                 40,010,527
                                                                -----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $68,573,940
                                                                -----------------
                                                                -----------------

    30                                     See Notes to Financial Statements

       Prudential National Municipals Fund, Inc.
             Statement of Changes in Net Assets

                                                    Year Ended December 31,
                                             --------------------------------------
                                                   2000                 1999
-----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income                       $  28,563,413        $  31,601,128
   Net realized gain (loss) on investment
      transactions                                 1,618,521             (373,416)
   Net change in unrealized appreciation
      (depreciation) on investments               38,392,006          (47,339,939)
                                             -----------------    -----------------
   Net increase (decrease) in net assets
      resulting from operations                   68,573,940          (16,112,227)
                                             -----------------    -----------------
Dividends and distributions (Note 1)
   Dividends from net investment income
      Class A                                    (24,844,002)         (25,956,731)
      Class B                                     (3,564,845)          (5,456,913)
      Class C                                       (113,666)            (116,079)
      Class Z                                        (40,900)             (71,405)
                                             -----------------    -----------------
                                                 (28,563,413)         (31,601,128)
                                             -----------------    -----------------
   Distributions in excess of net
      investment income
      Class A                                       (218,972)            (100,946)
      Class B                                        (20,991)             (18,963)
      Class C                                         (1,096)                (619)
      Class Z                                           (351)                (176)
                                             -----------------    -----------------
                                                    (241,410)            (120,704)
                                             -----------------    -----------------
Fund share transactions (net of share
   conversions)
   (Note 5 & 6):
   Net proceeds from shares sold                 214,060,219          280,554,937
   Net asset value of shares issued in
      reinvestment of dividends and
      distributions                               17,395,494           19,573,958
   Cost of shares reacquired                    (192,873,469)        (261,665,210)
                                             -----------------    -----------------
   Increase (decrease) in net assets from
      Fund share transactions                     38,582,244           38,463,685
                                             -----------------    -----------------
Total increase (decrease)                         78,351,361           (9,370,374)
NET ASSETS
Beginning of year                                594,550,057          603,920,431
                                             -----------------    -----------------
End of year(a)                                 $ 672,901,418        $ 594,550,057
                                             -----------------    -----------------
                                             -----------------    -----------------
(a) Including undistributed net investment
    income                                     $         998                   --
                                             -----------------    -----------------

    See Notes to Financial Statements                                     31

       Prudential National Municipals Fund, Inc.
             Notes to Financial Statements

      Prudential National Municipals Fund, Inc. (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income exempt from federal income taxes by investing substantially all of its total assets in carefully selected long-term municipal bonds of medium quality. The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific state, industry or region.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      Securities Valuations:    The Fund values municipal securities (including
commitments to purchase such securities on a 'when-issued' basis) on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. If market quotations are not readily available from such pricing service, a security is valued at its fair value as determined under procedures established by the Board of Directors. All Securities are valued as of 4:15 p.m., New York time.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

      Options:    The Fund may either purchase or write options in order to
hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities which the Fund currently owns or intends to purchase. The Fund's principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or

       Prudential National Municipals Fund, Inc.
             Notes to Financial Statements Cont'd.

loss on purchased options is included in net realized gain (loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions.

      The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

      Interest Rate Swaps:    In a simple interest rate swap, one investor pays
a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Interest rate swaps were conceived as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time.

      During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by 'marking-to-market' to reflect the market value of the swap. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract, if any.

      The Fund is exposed to credit loss in the event of non-performance by the other party to the interest rate swap. However, the Fund does not anticipate non-performance by any counterparty.

      Financial Futures Contracts:    A financial futures contract is an
agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

      The Fund invests in financial futures contracts in order to hedge existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value
                                                                          33

       Prudential National Municipals Fund, Inc.
             Notes to Financial Statements Cont'd.

caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains and losses on sales of portfolio securities are calculated on the identified cost basis. Interest income is recorded on an accrual basis. The Fund amortizes premiums and accretes original issue discount on portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies (the 'Guide'), was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premium on all fixed-income securities. Upon initial adoption, the Fund will be required to adjust the cost of its fixed-income securities by the cumulative amount that would have been recognized had the amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not affect the Fund's net assets value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The Fund expects that the impact of the adoption of this principle will not be material to the financial statements.

      Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Federal Income Taxes:    It is the Fund's policy to continue to meet the
requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to its shareholders. Therefore, no federal income tax provision is required.

      Dividends and Distributions:    Dividends from net investment income are
declared daily and paid monthly. The Fund will distribute at least annually any net capital gains. Dividends and distributions are recorded on the ex-dividend date.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Custody Fee Credits:    The Fund has an arrangement with its custodian
bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian.
    34

       Prudential National Municipals Fund, Inc.
             Notes to Financial Statements Cont'd.

      Reclassification of Capital Accounts:    The Fund accounts for and reports
distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to increase undistributed net investment income by $242,408, decrease accumulated net realized gain on investments by $1,174,959 and increase paid-in capital by $932,551, due to the sale of securities purchased with market discount and capital loss carryforward utilized due to the merger during the year ended December 31, 2000. Net investment income, net realized gains and net assets were not affected by this change.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadvisor's performance of such services. PIFM has entered into a subadvisory agreement with the Prudential Investment Corporation ('PIC'), a wholly owned subsidiary of Prudential. The subadvisory agreement provides that the subadvisor will furnish investment advisory services in connection with the management of the Fund. In connection therewith, the subadvisor is obligated to keep certain books and records of the Fund. PIFM continues to have responsibility for all investment advisory services pursuant to the management agreement and supervises the subadvisor's performance of such services. PIFM pays for the services of PIC, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid to PIFM is computed daily and payable monthly at an annual rate of .50% of the Fund's average daily net assets up to and including $250 million, .475% of the next $250 million, .45% of the next $500 million, .425% of the next $250 million, .40% of the next $250 million and .375% of the Fund's average daily net assets in excess of $1.5 billion.

      The subadvisory fee paid to PIC by PIFM is computed daily and payable monthly at an annual rate of .250 of 1% of the average daily net assets of the Fund up to and including $250 million, .226% of 1% of the next $250 million,
 .203 of 1% of the next $500 million, .181% of the next $250 million, .160% of 1% of the next $250 million and .141% of 1% over 1.5 billion. Prior to January 1, 2000, PIC was reimbursed by PIFM for reasonable costs and expenses incurred in furnishing investment advisory services.
                                                                          35

       Prudential National Municipals Fund, Inc.
             Notes to Financial Statements Cont'd.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, B, C and Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by it. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended December 31, 2000.

      PIMS has advised the Fund that it received approximately $39,500 and $4,300 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended December 31, 2000. From these fees, PIMS paid a substantial part of such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Fund that for the year ended December 31, 2000, it received approximately $111,500 and $920 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      PIFM, PIC and PIMS are indirect wholly owned subsidiaries of The Prudential Insurance Company of America ('Prudential').

      The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any such borrowings will be at market rates. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions. The Funds pay a commitment fee of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 9, 2001. Prior to March 9, 2000, the commitment fee was .065 of 1% of the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to the SCA during the year ended December 31, 2000.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PIFM and an indirect wholly owned subsidiary of Prudential, serves as the Fund's transfer agent. During the year ended December 31, 2000, the Fund incurred fees of approximately $360,200
    36

       Prudential National Municipals Fund, Inc.
             Notes to Financial Statements Cont'd.

for the services of PMFS. As of December 31, 2000, approximately $34,600 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

      The Fund invests in the Taxable Money Market Series (the 'Series'), a portfolio of Prudential Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PIFM. During the year ended December 31, 2000, the Fund earned income of approximately $820,000 from the Series by investing their excess cash.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 2000, aggregated $768,860,705 and $695,337,777, respectively.

      During the year ended December 31, 2000, the Fund entered into financial futures contracts. Details of open contracts at December 31, 2000 are as follows:

                                                   Value at        Value at         Unrealized
Number of                          Expiration       Trade        December 31,     Appreciation/
Contracts           Type              Date           Date            2000         (Depreciation)
---------     -----------------    -----------    ----------     ------------     --------------
               Short Position:
                 30 yr. U.S.
    50          Treasury Bond      Jan. 2001      $5,221,875      $5,231,250         $ (9,375)
                                                                                  --------------
                                                                                  --------------

      The federal income tax basis of the Fund's investments at December 31, 2000 was $642,431,911 and accordingly, net unrealized appreciation of investments for federal income tax purposes was $41,407,984 (gross unrealized appreciation--$44,634,546; gross unrealized depreciation--$3,226,562).
      For federal income tax purposes, the Fund has a capital loss carryforward as of December 31, 2000 of approximately $792,157 of which $381,722 expires in 2005 and $410,435 expires in 2006. Accordingly, no capital gains distribution is expected to be paid until net gains have been realized in excess of the carryforward.

Note 5. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 3%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares
                                                                          37

       Prudential National Municipals Fund, Inc.
             Notes to Financial Statements Cont'd.

will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      There are 1 billion shares of common stock, $.01 par value per share, authorized divided into four classes, designated Class A, Class B, Class C and Class Z common stock, each of which consists of 250 million authorized shares.

      Transactions in shares of common stock were as follows:

Class A                                                     Shares             Amount
----------------------------------------------------   ----------------    --------------
Year ended December 31, 2000:
Shares sold                                                   6,294,069    $   86,680,313
Shares issued in connection with reorganization
  (Note 6)                                                    7,529,395       116,780,922
Shares issued in reinvestment of dividends and
  distributions                                               1,022,371        15,258,713
Shares reacquired                                           (11,603,661)     (173,414,758)
                                                       ----------------    --------------
Net increase (decrease) in shares outstanding before
  conversion                                                  3,242,174        45,305,190
Shares issued upon conversion from Class B                    1,978,024        29,649,281
                                                       ----------------    --------------
Net increase (decrease) in shares outstanding                 5,220,198    $   74,954,471
                                                       ----------------    --------------
                                                       ----------------    --------------
Year ended December 31, 1999:
Shares sold                                                  10,154,359    $  150,151,142
Shares issued in connection with reorganization in
   1999
   (Note 6)                                                   5,719,568        92,139,437
Shares issued in reinvestment of dividends and
   distributions                                              1,049,415        16,182,668
Shares reacquired                                           (13,662,479)     (212,057,236)
                                                       ----------------    --------------
Net increase (decrease) in shares outstanding before
  conversion                                                  3,260,863        46,416,011
Shares issued upon conversion from Class B                      595,834         9,168,416
                                                       ----------------    --------------
Net increase (decrease) in shares outstanding                 3,856,697    $   55,584,427
                                                       ----------------    --------------
                                                       ----------------    --------------
Class B
----------------------------------------------------
Year ended December 31, 2000:
Shares sold                                                     523,486    $    7,914,558
Shares issued in reinvestment of dividends and
  distributions                                                 136,126         2,030,727
Shares reacquired                                            (1,148,098)      (17,021,990)
                                                       ----------------    --------------
Net increase (decrease) in shares outstanding before
  conversion                                                   (488,486)       (7,076,705)
Shares reacquired upon conversion into Class A               (1,973,675)      (29,649,281)
                                                       ----------------    --------------
Net increase (decrease) in shares outstanding                (2,462,161)   $  (36,725,986)
                                                       ----------------    --------------
                                                       ----------------    --------------

    38

       Prudential National Municipals Fund, Inc.
             Notes to Financial Statements Cont'd.

Class B                                                     Shares             Amount
----------------------------------------------------   ----------------    --------------
Year ended December 31, 1999:
Shares sold                                                     826,622    $   10,991,293
Shares issued in connection with reorganization in
  1999
  (Note 6)                                                    1,236,086        19,953,535
Shares issued in reinvestment of dividends and
  distributions                                                 209,350         3,243,633
Shares reacquired                                            (2,859,392)      (44,047,247)
                                                       ----------------    --------------
Net increase (decrease) in shares outstanding before
  conversion                                                   (587,334)       (9,858,786)
Shares reacquired upon conversion into Class A                 (594,471)       (9,168,416)
                                                       ----------------    --------------
Net increase (decrease) in shares outstanding                (1,181,805)   $  (19,027,202)
                                                       ----------------    --------------
                                                       ----------------    --------------
Class C
----------------------------------------------------
Year ended December 31, 2000:
Shares sold                                                     110,587    $    1,687,743
Shares issued in reinvestment of dividends and
  distributions                                                   4,644            69,451
Shares reacquired                                              (117,012)       (1,744,576)
                                                       ----------------    --------------
Net increase (decrease) in shares outstanding                    (1,781)   $       12,618
                                                       ----------------    --------------
                                                       ----------------    --------------
Year ended December 31, 1999:
Shares sold                                                      91,530    $    1,390,702
Shares issued in connection with reorganization in
  1999
  (Note 6)                                                       29,355           473,862
Shares issued in reinvestment of dividends and
  distributions                                                   5,874            90,815
Shares reacquired                                               (62,002)         (958,956)
                                                       ----------------    --------------
Net increase (decrease) in shares outstanding                    64,757    $      996,423
                                                       ----------------    --------------
                                                       ----------------    --------------
Class Z
----------------------------------------------------
Year ended December 31, 2000:
Shares sold                                                      61,156    $      922,187
Shares issued in connection with reorganization
  (Note 6)                                                        4,806            74,496
Shares issued in reinvestment of dividends and
   distributions                                                  2,451            36,603
Shares reacquired                                               (46,695)         (692,145)
                                                       ----------------    --------------
Net increase (decrease) decrease in shares
  outstanding                                                    21,718    $      341,141
                                                       ----------------    --------------
                                                       ----------------    --------------
January 22, 1999(a) through
  December 31, 1999:
Shares sold                                                     210,908    $    3,262,799
Shares issued in connection with reorganization in
  1999
  (Note 6)                                                      136,091         2,192,167
Shares issued in reinvestment of dividends and
  distributions                                                   3,661            56,842
Shares reacquired                                              (296,451)       (4,601,771)
                                                       ----------------    --------------
Net increase (decrease) in shares outstanding                    54,209    $      910,037
                                                       ----------------    --------------
                                                       ----------------    --------------

---------------
(a) Commencement of offering of Class Z shares.
                                                                          39

       Prudential National Municipals Fund, Inc.
             Notes to Financial Statements Cont'd.

Note 6. Reorganization
On August 23, 2000, the Board of Directors of the Fund approved an Agreement and Plan of Reorganization (the 'Plan') which provided for the transfer of all of the assets of the Prudential Municipal Series Fund Massachusetts Series ('Massachusetts Series'), Prudential Municipal Series Fund North Carolina Series ('North Carolina Series) and the Prudential Municipal Series Fund Ohio Series ('Ohio Series') in exchange for Class A shares of the Fund and the Fund's assumption of the liabilities of the Massachusetts, North Carolina and Ohio Series.

      The Plan was approved by the shareholders of the Massachusetts, North Carolina and Ohio Series at a shareholder meeting held on December 7, 2000. The reorganization took place on December 15, 2000. The Massachusetts, North Carolina and Ohio Series and the Fund incurred their pro rata share of the costs of the reorganization, including the cost of proxy solicitation.

      The acquisition was accomplished by a tax-free exchange of the following shares:

                                              National Municipals
         Massachusetts Series:                        Fund                  Value
Class A                       2,177,820     Class A        1,567,020     $24,304,474
    B                           609,217           A          437,960       6,792,765
    C                            25,218           A           18,129         281,177
    Z                             6,681           Z            4,806          74,496
        North Carolina Series:
Class A                       2,211,609           A        1,595,609      24,747,903
    B                           621,878           A          448,667       6,958,820
    C                               445           A              328           5,094
             Ohio Series:
Class A                       3,663,247           A        2,697,246      41,834,282
    B                         1,021,343           B          752,672      11,673,945
    C                            15,963           C           11,764         182,462

      The aggregate net assets and unrealized appreciation of the funds immediately before the acquisition were:

                                                                             Unrealized
                                                           Net Assets       Appreciation
                                                           -----------      -------------
Massachusetts Series                                       $31,662,235       $ 1,930,390
North Carolina Series                                       31,717,080         1,979,098
Ohio Series                                                 53,723,199         3,483,164

       Prudential National Municipals Fund, Inc.
             Notes to Financial Statements Cont'd.

      The aggregate net assets of the National Municipals Fund immediately before the acquisition was $558,073,114.

Acquisition of Prudential Municipal Series Fund Maryland Series, Prudential Municipal Series Fund, Michigan Series and Prudential Municipal Bond Fund--Intermediate Series

On August 25, 1998, the Board of Directors of the Fund approved an Agreement and Plan of Reorganization (the 'Plan') which provided for the transfer of all of the assets of the Prudential Municipal Series Fund Maryland Series ('Maryland Series') and the Prudential Municipal Series Fund Michigan Series ('Michigan Series') in exchange for Class A shares of the Fund and the Fund's assumption of the liabilities of the Maryland and Michigan Series. The Plan also provided for the transfer of all of the assets of the Class A, B, C and Z shares of the Prudential Municipal Bond Fund--Intermediate Series ('Intermediate Series') in exchange for like shares of the Fund and the Fund's assumption of the liabilities of the Intermediate Series.

      The Plan was approved by the shareholders of the Maryland, Michigan and Intermediate Series at a shareholder meeting held on January 14, 1999. The reorganization took place on January 22, 1999. The Maryland, Michigan and Intermediate Series and the Fund incurred their pro rata share of the costs of the reorganization, including the cost of proxy solicitation.

      The acquisition was accomplished by a tax-free exchange of the following shares:

                                              National Municipals
           Maryland Series:                           Fund                  Value
Class A                       1,545,436     Class A        1,074,419     $17,304,069
    B                           930,543           A          647,510      10,432,984
    C                            11,019           A            7,667         123,541
           Michigan Series:
Class A                       2,459,122           A        1,845,487      29,729,243
    B                         1,640,985           A        1,230,484      19,826,554
    C                            43,799           A           32,842         529,193
         Intermediate Series:
Class A                       1,302,336           A          881,159      14,193,853
    B                         1,830,315           B        1,236,086      19,953,535
    C                            43,467           C           29,355         473,862
    Z                           201,141           Z          136,091       2,192,167

       Prudential National Municipals Fund, Inc.
             Notes to Financial Statements Cont'd.

      The aggregate net assets and unrealized appreciation of the funds immediately before the acquisition were:

                                                                             Unrealized
                                                           Net Assets       Appreciation
                                                           -----------      -------------
Maryland Series                                            $27,860,594       $ 2,342,040
Michigan Series                                             50,084,990         4,856,230
Intermediate Series                                         36,813,417         1,858,582

      The aggregate net assets of the National Municipals Fund immediately before the acquisition was $607,552,044.
    42

       Prudential National Municipals Fund, Inc.

           Financial
                    Highlights
' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' '
' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' '
' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' '

       Prudential National Municipals Fund, Inc.
             Financial Highlights

                                                                     Class A
                                                                -----------------
                                                                   Year Ended
                                                                December 31, 2000
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                  $   14.72
                                                                -----------------
Income from investment operations
Net investment income                                                     .76
Net realized and unrealized gain (loss) on investment
   transactions                                                           .88
                                                                -----------------
      Total from investment operations                                   1.64
                                                                -----------------
Less distributions
Dividends from net investment income                                     (.76)
Distributions in excess of net investment income                         (.01)
Distributions from net realized gains                                      --
                                                                -----------------
      Total distributions                                                (.77)
                                                                -----------------
Net asset value, end of year                                        $   15.59
                                                                -----------------
                                                                -----------------
TOTAL RETURN(a):                                                        11.45%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                       $ 609,245
Average net assets (000)                                            $ 487,811
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                                .88%
   Expenses, excluding distribution and service (12b-1)
      fees                                                                .63%
   Net investment income                                                 5.09%
For Class A, B, C and Z shares:
   Portfolio turnover rate                                                122%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Net of management fee waiver.
(c) Less than $.005 per share.
    44                                     See Notes to Financial Statements

       Prudential National Municipals Fund, Inc.
             Financial Highlights Cont'd.

                                      Class A
------------------------------------------------------------------------------------
                              Year Ended December 31,
------------------------------------------------------------------------------------
      1999                1998                 1997                 1996
------------------------------------------------------------------------------------
    $  16.06            $  16.12             $  15.56             $  15.98
----------------    ----------------     ----------------     ----------------
         .76                 .79                  .81(b)               .82(b)
       (1.34)                .06                  .67                 (.42)
----------------    ----------------     ----------------     ----------------
        (.58)                .85                 1.48                  .40
----------------    ----------------     ----------------     ----------------
        (.76)               (.79)                (.81)                (.82)
          --(c)               --(c)              (.01)                  --(c)
          --                (.12)                (.10)                  --
----------------    ----------------     ----------------     ----------------
        (.76)               (.91)                (.92)                (.82)
----------------    ----------------     ----------------     ----------------
    $  14.72            $  16.06             $  16.12             $  15.56
----------------    ----------------     ----------------     ----------------
----------------    ----------------     ----------------     ----------------
       (3.69)%              5.41%                9.80%                2.66%
    $498,428            $481,926             $493,178             $502,739
    $531,603            $483,759             $491,279             $508,159
         .86%                .73%                 .70%(b)              .68%(b)
         .61%                .63%                 .60%(b)              .58%(b)
        4.88%               4.89%                5.15%(b)             5.31%(b)
          30%                 23%                  38%                  46%

    See Notes to Financial Statements                                     45

       Prudential National Municipals Fund, Inc.
             Financial Highlights

                                                                     Class B
                                                                -----------------
                                                                   Year Ended
                                                                December 31, 2000
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                   $ 14.75
                                                                    --------
Income from investment operations
Net investment income                                                    .73
Net realized and unrealized gain (loss) on investment
   transactions                                                          .89
                                                                    --------
      Total from investment operations                                  1.62
                                                                    --------
Less distributions
Dividends from net investment income                                    (.73)
Distributions in excess of net investment income                        (.01)
Distributions from net realized gains                                     --
                                                                    --------
      Total distributions                                               (.74)
                                                                    --------
Net asset value, end of year                                         $ 15.63
                                                                    --------
                                                                    --------
TOTAL RETURN(a):                                                       11.23%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                        $59,260
Average net assets (000)                                             $73,531
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                              1.13%
   Expenses, excluding distribution and service (12b-1)
      fees                                                               .63%
   Net investment income                                                4.85%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Net of management fee waiver.
(c) Less than $.005 per share.
    46                                     See Notes to Financial Statements

       Prudential National Municipals Fund, Inc.
             Financial Highlights Cont'd.

                                       Class B
-------------------------------------------------------------------------------------
                               Year Ended December 31,
-------------------------------------------------------------------------------------
      1999                 1998                 1997                 1996
-------------------------------------------------------------------------------------
    $  16.10             $  16.16             $  15.60             $  16.02
----------------     ----------------     ----------------     ----------------
         .73                  .73                  .75(b)               .76(b)
       (1.35)                 .06                  .67                 (.42)
----------------     ----------------     ----------------     ----------------
        (.62)                 .79                 1.42                  .34
----------------     ----------------     ----------------     ----------------
        (.73)                (.73)                (.75)                (.76)
          --(c)                --(c)              (.01)                  --(c)
          --                 (.12)                (.10)                  --
----------------     ----------------     ----------------     ----------------
        (.73)                (.85)                (.86)                (.76)
----------------     ----------------     ----------------     ----------------
    $  14.75             $  16.10             $  16.16             $  15.60
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
       (3.98)%               4.99%                9.35%                2.26%
    $ 92,265             $119,698             $141,528             $168,185
    $118,044             $131,195             $151,938             $193,312
        1.11%                1.13%                1.10%(b)             1.08%(b)
         .61%                 .63%                 .60%(b)              .58%(b)
        4.62%                4.49%                4.75%(b)             4.91%(b)

    See Notes to Financial Statements                                     47

       Prudential National Municipals Fund, Inc.
             Financial Highlights Cont'd.

                                                                     Class C
                                                                -----------------
                                                                   Year Ended
                                                                December 31, 2000
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                   $ 14.75
                                                                     -------
Income from investment operations
Net investment income                                                    .69
Net realized and unrealized gain (loss) on investment
   transactions                                                          .89
                                                                     -------
      Total from investment operations                                  1.58
                                                                     -------
Less distributions
Dividends from net investment income                                    (.69)
Distributions in excess of net investment income                        (.01)
Distributions from net realized gains                                     --
                                                                     -------
      Total distributions                                               (.70)
                                                                     -------
Net asset value, end of year                                         $ 15.63
                                                                     -------
                                                                     -------
TOTAL RETURN(a):                                                       10.96%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                        $ 3,213
Average net assets (000)                                             $ 2,473
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                              1.38%
   Expenses, excluding distribution and service (12b-1)
      fees                                                               .63%
   Net investment income                                                4.60%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Net of management fee waiver.
(c) Less than $.005 per share.
    48                                     See Notes to Financial Statements

       Prudential National Municipals Fund, Inc.
             Financial Highlights Cont'd.

                                       Class C
-------------------------------------------------------------------------------------
                               Year Ended December 31,
-------------------------------------------------------------------------------------
      1999                 1998                 1997                 1996
-------------------------------------------------------------------------------------
     $16.10               $16.16               $15.60               $16.02
    -------              -------              -------              -------
        .69                  .69                  .71(b)               .72(b)
      (1.35)                 .06                  .67                 (.42)
    -------              -------              -------              -------
       (.66)                 .75                 1.38                  .30
    -------              -------              -------              -------
       (.69)                (.69)                (.71)                (.72)
         --(c)                --(c)              (.01)                  --(c)
         --                 (.12)                (.10)                  --
    -------              -------              -------              -------
       (.69)                (.81)                (.82)                (.72)
    -------              -------              -------              -------
     $14.75               $16.10               $16.16               $15.60
    -------              -------              -------              -------
    -------              -------              -------              -------
      (4.22)%               4.73%                9.08%                2.01%
     $3,060               $2,296               $  825               $  772
     $2,643               $1,555               $  758               $  674
       1.36%                1.38%                1.35%(b)             1.33%(b)
        .61%                 .63%                 .60%(b)              .58%(b)
       4.39%                4.23%                4.50%(b)             4.67%(b)

    See Notes to Financial Statements                                     49

       Prudential National Municipals Fund, Inc.
             Financial Highlights Cont'd.

                                                            Class Z
                                            ----------------------------------------
                                                                      January 22,
                                                  Year                  1999(c)
                                                  Ended                 Through
                                            December 31, 2000      December 31, 1999
------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year               $ 14.71                $ 16.11
                                                 -------                -------
Income from investment operations
Net investment income                                .80                    .73
Net realized and unrealized gain (loss)
   on investment transactions                        .88                  (1.40)
                                                 -------                -------
      Total from investment operations              1.68                   (.67)
                                                 -------                -------
Less distributions
Dividends from net investment income                (.80)                  (.73)
Distributions in excess of net
investment income                                   (.01)                    --(b)
                                                 -------                -------
      Total distributions                           (.81)                  (.73)
                                                 -------                -------
Net asset value, end of year                     $ 15.58                $ 14.71
                                                 -------                -------
                                                 -------                -------
TOTAL RETURN(a):                                   11.73%                 (4.22)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                    $ 1,183                $   797
Average net assets (000)                         $   765                $ 1,391
Ratios to average net assets:
   Expenses, including distribution
      fees                                           .63%                   .64%(d)
   Expenses, excluding distribution
      fees                                           .63%                   .64%(d)
   Net investment income                            5.34%                  5.45%(d)

------------------------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Less than $.005 per share.
(c) Commencement of offering of Class Z shares.
(d) Annualized.
    50                                     See Notes to Financial Statements

       Prudential National Municipals Fund, Inc.
             Report of Independent Accountants

To the Shareholders and Board of Directors of Prudential National Municipals Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential National Municipals Fund, Inc. (the 'Fund') at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 26, 2001
                                                                          51

       Prudential National Municipals Fund, Inc.
             Tax Information (Unaudited)

      We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (December 31, 2000) as to the federal tax status of dividends paid by the Fund during such fiscal year. Accordingly, we are advising you that in the fiscal year ended December 31, 2000, dividends paid from net investment income totalling $.76 per Class A share, $.73 per Class B share, $.69 per Class C shares and $.80 per Class Z were all federally tax-exempt interest dividends. In addition, the Fund paid distributions of $.0056 per share (special taxable income) which is taxable as ordinary income.
      The portion of your dividends which may be subject to the Alternative Minimum Tax (AMT) as well as information with respect to the state taxability of your investment in the Fund was sent to you under separate cover.
      For the purpose of preparing your annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099-DIV or substitute 1099-DIV.

Prudential National Municipals Fund, Inc.
Getting the Most from Your Prudential Mutual Fund

When you invest through Prudential Mutual Funds, you receive financial advice from a Prudential
Securities Financial Advisor or Pruco Securities registered representative. Your financial professional can provide you with the following services:


There's No Reward Without Risk; but Is This Risk
Worth It?
Your financial professional can help you match the reward you seek with the risk you can tolerate.
Risk can be difficult to gauge--sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction. There are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets, and who knows you!


Keeping Up With the Joneses
A financial professional can help you wade through the numerous available mutual funds to find the ones that fit your individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals--not at you personally. Your financial professional will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance--not just based on the current investment fad.

Buy Low, Sell High
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial professional can answer questions when you're confused or worried about your investment, and should remind you that you're investing for the long haul

Prudential National Municipals Fund, Inc.
Prudential Mutual Funds


Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial professional or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.

STOCK FUNDS
Large Capitalization Stock Funds
Prudential 20/20 Focus Fund
Prudential Equity Fund, Inc.
Prudential Stock Index Fund
Prudential Tax-Managed Funds
    Prudential Tax-Managed Equity Fund
Prudential Value Fund
Target Funds
    Large Capitalization Growth Fund
    Large Capitalization Value Fund
The Prudential Investment Portfolios, Inc.
    Prudential Jennison Growth Fund

Small- to Mid-Capitalization Stock Funds
Nicholas-Applegate Fund, Inc.
    Nicholas-Applegate Growth Equity Fund
Prudential Small Company Fund, Inc.
Prudential Tax-Managed Small-Cap Fund, Inc.
Prudential U.S. Emerging Growth Fund, Inc.
Target Funds
    Small Capitalization Growth Fund
    Small Capitalization Value Fund
The Prudential Investment Portfolios, Inc.
    Prudential Jennison Equity Opportunity Fund
Sector Stock Funds
Prudential Natural Resources Fund, Inc.
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
    Prudential Financial Services Fund
    Prudential Health Sciences Fund
    Prudential Technology Fund
    Prudential Utility Fund

Global/International Stock Funds
Global Utility Fund, Inc.
Prudential Europe Growth Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
    Prudential Global Growth Fund
    Prudential International Value Fund
    Prudential Jennison International Growth Fund
Target Funds
    International Equity Fund

Strategic Partners Series
Strategic Partners Focused Growth Fund
Strategic Partners New Era Growth Fund

balanced/allocation funds
Prudential Diversified Funds
    Conservative Growth Fund
    Moderate Growth Fund
    High Growth Fund
The Prudential Investment Portfolios, Inc.
    Prudential Active Balanced Fund
www.prudential.com          (800) 225-1852


BOND FUNDS
Taxable Bond Funds
Prudential Government Income Fund, Inc.
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Short-Term Corporate Bond Fund, Inc.
    Income Portfolio
Prudential Total Return Bond Fund, Inc.
Target Funds
    Total Return Bond Fund

Tax-Free Bond Funds
Prudential California Municipal Fund
    California Series
    California Income Series
Prudential Municipal Bond Fund
    High Income Series
    Insured Series
Prudential Municipal Series Fund
    Florida Series
    New Jersey Series
    New York Series
    Pennsylvania Series
Prudential National Municipals Fund, Inc.

Global/International Bond Funds
Prudential Global Total Return Fund, Inc.


MONEY MARKET FUNDS
Taxable Money Market Funds
Cash Accumulation Trust
    Liquid Assets Fund
    National Money Market Fund
Prudential Government Securities Trust
    Money Market Series
    U.S. Treasury Money Market Series
Prudential Institutional Liquidity Portfolio, Inc.
    Institutional Money Market Series
Prudential MoneyMart Assets, Inc.
Prudential Special Money Market Fund, Inc.
    Money Market Series

Tax-Free Money Market Funds
Prudential California Municipal Fund
    California Money Market Series
Prudential Municipal Series Fund
    New Jersey Money Market Series
    New York Money Market Series
Prudential Tax-Free Money Fund, Inc.

Other Money Market Funds
Command Government Fund
Command Money Fund
Command Tax-Free Fund

Prudential National Municipals Fund, Inc.
Getting the Most from Your Prudential Mutual Fund


How many times have you read these reports--or other financial materials--and stumbled across a word that you don't understand?

Many shareholders have run into the same problem.
We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs):
Mortgage-backed bonds that separate mortgage pools into different maturity classes called tranches.
These instruments are sensitive to changes in interest rates and homeowner refinancing activity.
They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls--sometimes very suddenly--in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to member banks.
Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

www.prudential.com           (800) 225-1852

Leverage: The use of borrowed assets to enhance return. The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or product) can be bought or sold
(converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign company or government on the U.S. market and denominated in U.S. dollars.

Prudential National Municipals Fund, Inc.
Class A     Growth of a $10,000 Investment
(GRAPH)

Average Annual Total Returns as of 12/31/00
                    One Year    Five Years      Ten Years    Since Inception
With Sales Charge    8.11%     4.35% (4.33)    6.52% (6.51)    6.59% (6.58)
Without Sales
  Charge            11.45%     4.99% (4.97)    6.85% (6.84)    6.89% (6.88)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return for the ten-year period. The graph compares a $10,000 investment in the Prudential National Municipals
Fund, Inc. (Class A shares) with a similar investment in the Lehman Brothers Municipal Bond
Index (the Index) by portraying the initial account values at the beginning of the ten-year period for Class A shares, and the account values at the end of the current fiscal year (December 31, 2000), as measured on a quarterly basis, beginning in 1990 for Class A shares. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and
(c) all dividends and distributions were reinvested. Without waiver of management fees and/or expense subsidization, the Fund's average annual total returns would have been lower, as indicated in parentheses ( ).

The Index is an unmanaged index of over 21,000 long-term investment-grade municipal bonds. The
Index gives a broad look at how long-term investment-grade municipal bonds have performed.
The Index's total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Fund's portfolio. The Index is not the only one that may be used to characterize performance of municipal bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

www.prudential.com         (800) 225-1852
Class B     Growth of a $10,000 Investment
(GRAPH)

Average Annual Total Returns as of 12/31/00
                   One Year    Five Years      Ten Years    Since Inception
With Sales Charge   6.23%     4.46% (4.45)    6.46% (6.45)    8.05% (8.04)
Without Sales
  Charge           11.23%     4.63% (4.62)    6.46% (6.45)    8.05% (8.04)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return for the ten-year period. The graph compares a $10,000 investment in the Prudential National Municipals
Fund, Inc. (Class B shares) with a similar investment in the Lehman Brothers Municipal Bond
Index (the Index) by portraying the initial account values at the beginning of the ten-year period for Class B shares, and the account values at the end of the current fiscal year (December 31, 2000), as measured on a quarterly basis, beginning in 1990 for Class B shares. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B shares, assuming full redemption on December 31, 2000; (b) all recurring fees (including management fees) were deducted; and
(c) all dividends and distri-butions were reinvested. Class B shares will automatically convert to Class A shares, on a quarterly basis, beginning approximately seven years after purchase.
This conversion feature is not reflected in the graph. Without waiver of management fees and/or expense subsidization, the Fund's average annual total returns would have been lower, as indicated in parentheses ( ).

The Index is an unmanaged index of over 21,000 long-term investment-grade municipal bonds. The
Index gives a broad look at how long-term investment-grade municipal bonds have performed.
The Index's total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Fund's portfolio. The
Index is not the only one that may be used to characterize performance of municipal bond funds. Other indexes may portray different comparative performance.
Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

Prudential National Municipals Fund, Inc.
Class C     Growth of a $10,000 Investment
(GRAPH)

Average Annual Total Returns as of 12/31/00
                   One Year    Five Years    Ten Years    Since Inception
With Sales Charge    8.85%    4.16% (4.15)      N/A        5.24% (5.22)
Without Sales
  Charge            10.96%    4.37% (4.36)      N/A        5.40% (5.38)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class. The graph compares a $10,000 investment in the Prudential National Municipals Fund, Inc. (Class C shares) with a similar investment in the Lehman
Brothers Municipal Bond Index (the Index) by portraying the initial account values at the commencement of operations of Class C shares, and the account values at the end of the current fiscal year (December 31, 2000), as measured on a quarterly basis, beginning in 1994 for Class C shares. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class C shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class C shares, assuming full redemption on December 31, 2000; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. Without waiver of management fees and/or expense subsidization, the Fund's average annual total returns would have been lower, as indicated in parentheses ( ).

The Index is an unmanaged index of over 21,000 long-term investment-grade municipal bonds. The
Index gives a broad look at how long-term investment-grade municipal bonds have performed.
The Index's total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Fund's portfolio. The Index is not the only one that may be used to characterize performance of municipal bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

www.prudential.com      (800) 225-1852
Class Z     Growth of a $10,000 Investment
(GRAPH)

Average Annual Total Returns as of 12/31/00
                    One Year    Five Years    Ten Years    Since Inception
With Sales Charge    11.73%        N/A           N/A            3.57%
Without Sales
  Charge             11.73%        N/A           N/A            3.57%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class. The graph compares a $10,000 investment in the Prudential National Municipals Fund, Inc. (Class Z shares) with a similar investment in the Lehman
Brothers Municipal Bond Index (the Index) by portraying the initial account values at the commencement of operations of Class Z shares, and the account values at the end of the current fiscal year (December 31, 2000), as measured on a quarterly basis, beginning in 1999 for Class Z shares. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted, and (b) all dividends and distributions were reinvested. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

The Index is an unmanaged index of over 21,000 long-term investment-grade municipal bonds. The
Index gives a broad look at how long-term investment-grade municipal bonds have performed.
The Index's total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Fund's portfolio. The Index is not the only one that may be used to characterize performance of municipal bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

For More Information

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's website at:
http://www.prudential.com

Directors
Eugene C. Dorsey
Delayne Dedrick Gold
Robert F. Gunia
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Judy A. Rice
Nancy H. Teeters
Louis A. Weil, III

Officers
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Deborah A. Docs, Secretary
William V. Healey, Assistant Secretary

Manager
Prudential Investments
   Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment
   Management Services LLC
Three Gateway Center, 14th Floor
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Swidler Berlin Shereff Friedman, LLP
The Chrysler Building
405 Lexington Avenue
New York, NY 10174

Fund Symbols    NASDAQ     CUSIP
     Class A    PRNMX    743918203
     Class B    PBHMX    743918104
     Class C    PNMCX    743918302
     Class Z      N/A    743918401

MF104E

(ICON)  Printed on Recycled Paper